DELAWARE GROUP

Global &
International Funds


(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals



1997
Annual
Report


International Equity Fund
Global Bond Fund
Global Assets Fund
Emerging Markets Fund

A TRADITION OF SOUND INVESTING

commitment

(Photo of keyboard)
(Photo of illustration from brochure)


A Commitment
To Our Investors

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London, a global finance center for more than three centuries.

        Today, Delaware Group offers a full range of domestic and international investments. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and global organizations.

        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts, including $7 billion in international investments. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets, with operations in Europe, Latin America and the Far East.

Global & International
Funds' Objectives

International Equity Fund
To seek long-term growth without undue risk to principal by investing primarily in international equity securities with the potential for capital appreciation and income.

Global Bond Fund
To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

Global Assets Fund
To seek long-term total return by investing in securities, including U.S. stocks and bonds and foreign stocks and bonds, which, in the Manager's or Subadviser's opinion, will provide higher current income than a portfolio comprised solely of equity securities, along with the potential for capital growth.

Emerging Markets Fund
To seek long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

international
diversification

December 15, 1997
                                                               for international
                                                                diversification
                                                                       1

Dear Shareholder:

Fiscal 1997 was a turbulent year for international investors. In Asia, weak fiscal policies and high levels of private sector debt precipitated financial and currency problems with global repercussions.
     Our concentration on stocks and bonds in Europe, the Americas and Pacific Rim countries such as Australia and New Zealand reduced volatility and helped most of Delaware Group's Global & International Funds outperform their unmanaged benchmarks for the 12 months ended November 30, 1997.
     Still, fiscal 1997 was a time of disappointment. International stocks, particularly in emerging markets, generally offered strong returns during the year's first half, but market weakness during the second half erased most of the gains. Also, returns from overseas bonds were reduced by a strong U.S. dollar. Such results illustrate the need for patience and a long-term perspective when investing overseas.
     Each of Delaware Group's four international Funds has outperformed its peers for its respective lifetime period, as shown below. In our opinion, this is evidence of the long-term effectiveness of Delaware's consistent, value investment discipline.
     During fiscal 1997, telecommunications, utility and credit-sensitive stocks such as banks had the biggest impact on the returns of International Equity Fund and Emerging Markets Fund. Results were generally positive in established markets but mixed in emerging markets. For Global Bond Fund and Global Assets Fund, our weighting in U.S. investment-grade and high-yield securities, respectively, made strong contributions to total return.

Average Annual Total Return
--------------------------------------------------------------------------------------------------------------
Periods Ended November 30, 1997
                                                             12-Month                      Lifetime
--------------------------------------------------------------------------------------------------------------
International Equity Fund A Class (Est.10/31/91)              +3.27%                       +10.12%
Lipper International Equity Fund Average                      +4.88% (410 funds)            +9.36% (69 funds)
Morgan Stanley Europe Australia Far East (EAFE) Index         -0.12%                        +7.18%
--------------------------------------------------------------------------------------------------------------
Global Bond Fund A Class (Est.12/27/94)                       +1.24%                       +11.49%
Lipper Global Income Fund Average                             +2.26% (137 funds)           +10.41% (96 funds)
Salomon Brothers World Government Bond Index                  -0.28%                        +7.66%
--------------------------------------------------------------------------------------------------------------
Global Assets Fund A Class (Est.12/27/94)                     +9.91%                       +16.85%
Lipper Global Flexible Portfolio Average                     +10.19% (78 funds)            +14.34% (54 funds)
Morgan Stanley World Index                                   +12.99%                       +16.65%
--------------------------------------------------------------------------------------------------------------
Emerging Markets Fund A Class (Est. 6/10/96)                  +3.19%                        +1.94%
Lipper Emerging Markets Fund Average                          -2.31% (128 funds)            -5.27% (109 funds)
Morgan Stanley Emerging Markets Free Index                   -13.28%                       -12.53%
--------------------------------------------------------------------------------------------------------------

Results are at net asset value and assume reinvestment of dividends and capital gains. For complete Fund performance and information about fee waivers and expenses for all Classes, see pages 13 to 16. The unmanaged Morgan Stanley World Index and Salomon Brothers World Government Bond Index include U.S. market performance. All returns stated in U.S. dollars. Past performance does not guarantee future results.

for international
 diversification
        2

Our concentration on Europe, the Americas and Pacific Rim countries such as Australia and New Zealand reduced volatility and helped most of Delaware Group's Global & International funds outperform their unmanaged benchmarks in 1997.

global discipline


        We believe Delaware's income-oriented and inflation-savvy method of evaluating stocks and bonds could be especially useful in the current, volatile global investing environment. In 1997, our value approach led us to underweight some troubled Pacific Rim markets, such as Japan. That helped your
 Funds preserve principal.
        Keep in mind that international markets are diverse. One corner of the world may be in turmoil at the same time opportunity unfolds elsewhere. For example, while we expect Southeast Asia to remain a relatively unattractive region for investment in 1998, our outlook for Europe and parts of Latin America remains positive.
        Delaware's 20 investment professionals in London, together with their colleagues in Philadelphia, continuously assess the special risks of global investing, keeping in mind the perspective of U.S. investors. Through fundamental research of individual securities, country analysis and defensive hedging, we strive to reduce portfolio risks.
        We encourage you to review the performance discussions for your Fund or Funds, as well as our managers' outlooks for the world's stock and bond markets. We wish to thank you for being among the thousands of investors who have helped make Delaware's overseas operations the fastest growing part of our company.

Sincerely,

/s/  Wayne A. Stork
-----------------------------------
Wayne A. Stork
Chairman

/s/  Jeffrey J. Nick
-----------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

New President and CEO
On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer for the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies since October 1996. He joined Lincoln National, Delaware's indirect parent, in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.

                                                              for international
                                                                diversification
                                                                      3
strategy

Portfolio Managers' Reviews

International Equity Fund

Investment Strategy
Since the Fund's inception in October 1991, International Equity Fund has invested for long-term growth using a value discipline. We focus on dividend-paying stocks in established markets, primarily in Western Europe. This is complemented by selected holdings in the Pacific Rim that meet our strict value criteria. We seek stocks that appear to be selling below their intrinsic value, and we tend to hold our selections for four to five years or more.
        Our selection process begins with an evaluation of the potential effects of a country's currency fluctuations, inflation, local economy and political issues. From there, we seek companies whose stocks appear to offer superior income and capital appreciation potential. We are pleased to report that our style, known as a dividend discount approach, has historically led to a lower risk profile than many other international funds, as shown below.
        Another way we seek to reduce risk is through defensive currency hedging, designed strictly to protect the dollar value of our investments. As of year's end, we held positions in the British pound and Spanish peseta. The Fund will generally use forward currency contracts, which can limit the risk of loss should the value of the hedged currency decline. We believe reducing exchange risk is, at times, a more important consideration than maximizing potential capital gains.


(Photo of family on beach)

Strategic Positioning
International Equity Fund's positive return of +3.27% (for Class A shares at net asset value with distributions reinvested) in fiscal 1997 contrasted with a modest decline in the value of the unmanaged Morgan Stanley EAFE Index as shown on page 1.
        We outperformed our benchmark primarily because the Fund's weighting in Japan, one of the worst performing established markets during fiscal 1997, was less than half that of the EAFE index. Japan's stock market, as measured by the Nikkei Index, fell 20.2% for the 12 months ended November 30, 1997.
        During calendar 1997, the Pacific Rim's emerging markets suffered even more. As of mid-December, the Thai and South Korean

Your Fund's Attractive Risk Profile
Morningstar Risk Scores
-------------------------------------------------------------------------------
Periods Ended September 30, 1997

                             International Equity Fund     Foreign Stock Fund
                                    A Class                      Average
-------------------------------------------------------------------------------
Three Years (269 funds)               0.58                         0.77
Five Years (114 funds)                0.67                         0.78
-------------------------------------------------------------------------------
The average Morningstar risk factor for all equity funds equals 1.00. Numbers greater than 1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. Past performance does not guarantee future results. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill. It adds up the amounts by which a fund fell short of a Treasury bill's return and divides the result by the total number of months in the rating period.
The above information represents the latest available data.

for international
 diversification
       4

In 1997, International Equity Fund had a strong position in stocks based in the United Kingdom and this helped the Fund's results.

stock markets had each plunged 75% from a year earlier, as investment professionals weighed the longer term impact of currency devaluations, bank failures and industrial bankruptcies throughout Asia.
        Your Fund didn't have any holdings in Thailand or South Korea during the year, and only 5.9% of net assets were invested in Pacific Rim emerging markets as of November 30, 1997. This positioning, which was lower than many international mutual funds, helped us preserve principal during the latter months of fiscal 1997. Nearly all of our holdings in Asian countries, including most of our Japanese securities, were selling below our average purchase price as of year's end.
        Unrealized losses in Asia were offset by strong stock performance in New Zealand, Australia and some countries in Europe, where governments appear to be enacting much more prudent fiscal policies and where private sector businesses use more conservative accounting practices, at least relative to most Asian countries. Your Fund's largest holding as of November 30, 1997, was Telecom Corp. of New Zealand (3.6% of net assets), a telephone company that split its shares and raised its dividend during the year.
        In 1997, your Fund had a strong position in stocks based in the United Kingdom and this helped our results. The Fund's biggest holdings in the UK were two retailers - Boots Company and Great Universal Stores. Each company's sales and earnings benefited from the island nation's relatively strong economy.
        We remain optimistic about fiscal policy in the United Kingdom because this past spring the newly elected Blair government took steps to make the Bank of England - the UK's central bank - more independent, like the U.S. Federal Reserve Board. We take this as a sign that inflation is likely to remain tame.
        As the European Monetary Union draws closer to reality, the economic environment across Continental Europe has also improved, leading to a general investor consensus that corporate profits will improve in fiscal 1998. Many companies continue to restructure operations or merge to become more competitive and increase returns for shareholders.
        The Fund's positions in The Netherlands, Belgium and Spain helped our performance this past year. However, our value investment parameters did not allow us to participate in the robust capital

Your Fund's Low Turnover Approach
------------------------------------------------------------
Average Annual Turnover 1993-1997

                   International       Morningstar Foreign
                    Equity Fund         Stock Fund Category
------------------------------------------------------------
1993                    24%               54% (161 funds)
1994                    27%               55% (269 funds)
1995                    21%               62% (345 funds)
1996                     9%               63% (414 funds)
1997                     8%               65% (439 funds)*
------------------------------------------------------------
*Through September 30, 1997 for Morningstar average.
 Source: Morningstar Inc.

                                                              for international
                                                                diversification
                                                                      5
outlook

appreciation available in markets such as Switzerland and Sweden. We underperformed our peers during fiscal 1997 because the Fund was underweighted in several European stock markets where stocks rose sharply in value.

OUTLOOK
Your Fund has benefited from being underweighted in Japan for several years, and despite the sharp decline in Japanese stock prices in 1997, we see nothing on the horizon that makes us want to increase our position in this still overvalued market.
        Japan's financial sector is grappling with bad loans, mismanagement and high debt levels. Although the Tokyo government is beginning to let market forces take hold, taxpayers may have to foot the bill to guarantee savings at failed institutions. A November report in the Financial Times estimated that Japan may have to spend as much as U.S. taxpayers did for the savings & loan bailout, in an economy that's only half as large as that of the United States.
        In 1997, a few export-oriented Japanese stocks such as Canon Electronics, the photocopier maker, contributed to your Fund's total return and seem well-positioned for the year ahead. We expect to continue to seek such Asian companies.
        Returns from any portfolio of international stocks are generally influenced by three primary factors - a fund manager's choice of stocks, circumstances in a particular country and the relationship of the local currency to the investor's home currency, in our case the U.S. dollar.
        Through fundamental analysis of individual companies' inflation-adjusted earnings potential, we believe we can uncover superior long-term capital appreciation potential. In our opinion, it is an approach that may be especially useful should global markets remain volatile in 1998.

Global & Int'l chart data

International Equity Fund's Country Allocation vs.
Morgan Stanley Europe Australia Far East Index
November 30, 1997


                                 International Equity Fund                         Morgan Stanley EAFE Index
                                 -------------------------                         -------------------------
United Kingdom                              29.6%                                             21.3%
Australia/New Zealand                       14.4%                                              2.9%
Japan                                       12.0%                                             27.1%
Netherlands/Belgium                          9.6%                                              6.8%
Germany                                      9.2%                                              9.6%
France                                       7.3%                                              7.9%
Asian Pacific Rim*                           5.9%                                              4.7%
Spain                                        5.5%                                              2.6%


* Hong Kong, Singapore, Malaysia, Philippines and Indonesia.
The Philippines and Indonesia are not in the Morgan Stanley EAFE Index.

for international
 diversification
        6




strategic positioning

Global Bond Fund

Investment Strategy
Global Bond Fund relies on income potential as a key measure of value when selecting bonds. Our research focuses on long-term factors such as inflation and trends that can be analyzed with reasonable certainty.
        The Fund's portfolio managers place great importance on quality and select only those bonds rated "A" or better by Standard & Poor's or Moody's Investors Services. Generally, the Fund's holdings will have an average maturity in the five-to 10-year range, the range we believe offers attractive income potential relative to the risk to principal from fluctuating interest rates.

Strategic Positioning
Generally, better bond values could be found overseas in 1997, especially in Europe. We believe that the sale of gold reserves by Australia, Switzerland, Argentina and other countries during the year resulted from a growing confidence in the ability of foreign central bankers to maintain stable monetary conditions.
        Of course, most Asian countries did not enjoy stable economic conditions or currency values. In our opinion, much of the Pacific Rim's market volatility reflected lax, and, in some cases, irresponsible government fiscal policies, as well as high levels of private sector debt in countries such as Thailand, Malaysia, South Korea and Japan.
        Global Bond Fund's positioning - which included a 26.8% weighting in U.S. bonds - helped your Fund modestly outperform the unmanaged Salomon Brothers World Government Bond Index. As of November 30, 1997, the yield on 30-year U.S. Treasury Bonds was 6.04%, a decline of 32 basis points (0.32%) from a year earlier as bond prices rose.
        During the year, we had a preference for "dollar-zone" markets, that is non-Asian countries that denominate their currency in dollars. Your Fund's largest weighting in dollar zone markets as of year's end were New Zealand government securities (9.5% of net assets). In our opinion, the country was an island of value amid a sea of Pacific Rim turmoil.
        As of year's end, New Zealand bonds, on average, provided an extra 100 basis points (1%) of yield relative to U.S. Treasury securities with comparable maturities. Unlike in most Asian countries, the Kiwi government operates at a budget surplus and has begun paying down its overall indebtedness.

GLOBAL BOND FUND
Portfolio Highlights
--------------------------------------------------------------------
November 30, 1997

Current 30-Day SEC Yield                          4.25%*
Highest Concentration - Western Europe      43.5% of net assets
Average Effective Duration                      4.5 years
Average Effective Maturity                      6.1 years
Average Quality                                     A
--------------------------------------------------------------------
* For Class A shares, measured according to Securities and Exchange Commission guidelines. SEC yield was 3.76% for both Class B and Class C shares as of November 30, 1997.

                                                              for international
                                                               diversification
                                                                      7
outlook

We Search the World
For High Income and Relative Stability
-------------------------------------------------------------------------------
(Yields measured in U.S. dollars)


New Zealand Government Bonds        Canadian Provincial Bonds (Ontario)
Italian Government Bonds U.S. Treasuries


                         Canadian Provincial               Italian                                                   New Zealand
                          Bonds (Ontario)              Government Bonds              U.S. Treasuries              Government Bonds
                          ---------------              ----------------              ---------------              ----------------
3 Month                                                      5.91%                        5.20%                        7.15%
6 Month                                                      5.69%                        5.43%                        7.31%
1 Year                                                       5.43%                        5.50%                        7.26%
2 Year                        4.37%                          5.25%                        5.74%                        6.88%
3 Year                        4.97%                          5.15%                        5.81%                        6.87%
4 Year                        5.11%                          5.43%                                                     6.86%
5 Year                        5.33%                          5.49%                        5.84%
6 Year                        5.46%                          5.71%                                                     6.81%
7 Year                        5.56%                          5.81%
8 Year                        5.64%                          5.88%
9 Year                        5.77%                          5.90%
10 Year                       5.78%                          5.95%                        5.88%                        6.74
15 Year                                                                                                                6.74
20 Year                       6.09%
30 Year                       6.29%                          6.49%                        6.06%


Source: Bloomberg Business News. The above illustration is not intended to
represent the yield of Global Bond    Fund. Unlike U.S. Treasuries, foreign
bonds have currency, political and economic risks and are not guaranteed by the U.S. government. New Zealand does not offer 30-year bonds.

Selected New Zealand, Italian and Canadian bonds each provided higher yields in U.S. dollars for U.S. investors as of November 30, 1997.



Outlook
When we invest in overseas bonds, we strive to obtain a rate of return that is meaningfully greater than the rate of inflation in the U.S. We also seek to preserve capital in times of weakness.
        In fiscal 1997, world bond markets provided positive returns in local currency terms. However, returns to U.S. dollar investors were eroded by an increase in the dollar's value relative to other currencies. Among major established countries, only the British pound matched the U.S. dollar's currency performance during fiscal 1997.
        Consequently, overseas bonds provided lower returns than domestic U.S. debt during fiscal 1997. Our strategy of hedging our European, New Zealand and Canadian currency exposure into the U.S. dollar during the year helped our performance relative to the unmanaged Salomon Brothers World Government Bond Index. However, these hedges were gradually reduced as the U.S. dollar rose in value.
        With relatively modest inflation trends in many established markets, our outlook for overseas bonds is positive for the year ahead. However, our optimism is tempered by the fact that the U.S. dollar may continue to be strong, especially as Asian investors seek a safe haven from currency woes along the Pacific Rim. Going forward, we expect to remain underweighted in Asian Pacific Rim bonds. We anticipate maintaining a strong weighting in Canadian and New Zealand bonds, where real yields remain attractive.

for international
 diversification
        8

Global Assets Fund

Investment Strategy
Global Assets Fund has provided a competitive total return during fiscal 1997 that reflected the Fund's ability to diversify among four asset classes in both the U.S. and foreign markets. We believe our allocation to stocks and bonds gave the Fund the performance characteristics of a global balanced fund.
        Slightly more than half of the Fund's net assets were invested in the U.S. as of November 30, 1997. Overall, we had a 55.7% stock, 31.3% bond, 13% cash mix. This reflected a modest one percentage point shift from stocks into bonds compared to a year earlier.
        Using the same income-oriented approach as International Equity Fund and Global Bond Fund, we compare stocks and bonds within a country as well as across countries, all using a consistent yardstick. And, of course, we take inflation into account when evaluating both U.S. and foreign stocks and bonds. From this we can decide what countries and what asset classes offer the most attractive risk/reward profile.

Strategic Positioning

* International Stocks
Following the same strategy as the International Equity Fund (see page 3), Global Assets had a high concentration of stocks in Europe, particularly in the United Kingdom. Stock selections there performed well amid a change in government leadership. As of November 30, the single largest foreign stock holding in the Fund's portfolio was GKN, a British engineering company, amounting to 1.1% of the Fund's net assets.
        Only 1.6% of net assets were invested in Pacific Rim emerging markets as of year's end. This positioning, which was lower than many global-oriented mutual funds, helped us preserve principal during the latter months of fiscal 1997.
        In our opinion, the Japanese investors are expecting future levels of profitability that are much higher than can be reasonably anticipated, and we plan to significantly underweight this market and either avoid or minimize our exposure to emerging Asian markets.
        For 1998, we expect to maintain our concentration on selected European markets. To remain competitive globally as well as increase returns for shareholders, many European companies are restructuring operations or merging. We believe Europe continues to offer attractive, risk-adjusted long-term capital appreciation potential relative to other parts of the established world.

* U.S. Stocks
Despite volatile market conditions, fiscal 1997 was a rewarding period for investors who could uncover undervalued U.S. stocks and make them the cornerstones of a diversified portfolio.

Global Assets Fund Asset Mix
--------------------------------------------------------------------------
November 30, 1997


High-Yield U.S. Bonds                                   11.8%
Foreign Bonds                                           19.5%
U.S. Stocks                                             30.5%
Foreign Stocks                                          25.3%
Cash Equivalents                                        12.9%
                                                              for international
                                                               diversification
                                                                      9
value

        For much of the period, stocks of large, high profile companies tended to outperform the rest of the equity market, as investors focused on businesses with consistent earnings and stocks offering dividend growth potential. We successfully rode a wave of investor enthusiasm that lifted the prices of many pharmaceutical, banking, insurance and capital goods companies.
        But we also applied a strict value discipline that forced us to sell or reduce some of our positions in large multinational consumer companies well before the wave broke in late October. This enabled us to preserve capital to a greater degree than our peers between August, when the stock market peaked, and the fiscal year's end.
        Over time, investors tend to pay more for companies whose earnings and dividends are likely to grow at a steady rate, in our opinion. When we select stocks, we look for:

  *  Value - attractive growth at discount prices;
  *  Consistency - steady growth in a relatively stable industry;
  * Cash flow - substantial resources to reinvest in the business or raise dividends;
  *  Catalysts - improving operations or expansion through acquisition; and,
  * Undiscovered Potential - the company's potential hasn't been recognized by the market.

        Compared to a year ago, we've slightly increased our weighting in mid-cap companies, adding niche service companies such as Ecolab Inc., which provides sanitary services to the hospitality industry, and Masco Corp., a building supplies and faucet maker. During fiscal 1997, we also reduced our weighting in health care stocks. Most of these performed well, with one important exception Columbia/HCA Healthcare, the nation's largest hospital chain.

(Photo of Keyboard)

* Global Bonds
During fiscal 1997, we substantially reduced the portion of your Fund's net assets allocated to foreign bonds from 22.7% to 19.5%. We were concerned about the impact of a rising U.S. dollar on returns from overseas bonds.
        The Fund's holdings include high-quality foreign government and corporate bonds managed in the same style as Global Bond Fund. Our largest position as of year end was in Germany (4.6% of net assets), where we have confidence that the Kohl government can act with fiscal discipline as the country prepares to enter the European Monetary Union. As in Global Bond Fund, we also had substantial positions in New Zealand and Canada and had minimal exposure to Asian Pacific Rim securities.
        Within selected established markets, we are generally optimistic about the long-term prospects for bonds. We believe the sale of gold reserves by Australia, Switzerland and other countries during 1997 showed a growing confidence in the ability of some foreign central bankers to maintain stable monetary conditions and fight inflation. Some European countries' bonds could look increasingly attractive as gold loses credibility as a store of value and hedge against inflation.

* High-Yield U.S. Bonds
High-yield bonds provided a higher total return than other segments of the U.S. bond market during fiscal 1997, and contributed significantly to your Fund's investment income during the year. We increased the portion of your Fund's net assets devoted to this sector from 7.6% at the start of fiscal 1997 to 11.8% as of November 30.

for international
 diversification
       10


outlook

THE HIGH-YIELD U.S. BONDS IN YOUR FUND'S PORTFOLIO ACTED LIKE A SHOCK ABSORBER OF BROAD MARKET VOLATILITY - PROVIDING HIGH INCOME THAT OFFSET SOME OF THE EFFECTS OF GLOBAL VOLATILITY AS WELL AS THE LARGEST SHORT-TERM U.S. STOCK MARKET CORRECTION IN SEVEN YEARS.

        For three years, high-yield bonds have performed well compared to other fixed-income securities as a healthy U.S. economy allowed corporations to meet obligations to bondholders. The default rate on high-yield debt has remained well below 2%, according to CS First Boston.
        During fiscal 1997, the high-yield bonds in your Fund's portfolio acted like a shock absorber of broad market volatility - providing high income that offset some of the effects of the largest short-term U.S. stock market correction in seven years. As of November 30, your Fund's high-yield component had an average effective maturity of 6.3 years and an effective duration of 4.4 years. Duration indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.
        Historically, the income generated by high-yield bonds has more than compensated investors for the additional risks. We expect this pattern to continue in 1998.

Outlook
Although volatility increased on a global basis during 1997, we firmly believe that our disciplined, diversified approach to both stocks and bonds can be an effective tool for securities selection and portfolio management.
        In our opinion, the short-term growth and income potential of U.S. stocks and bonds is not nearly as robust as it was three years ago when Global Assets Fund began operations. Nevertheless, our analysis suggests economic conditions are likely to remain considerably more stable in the U.S. than in other regions, particularly the Pacific Rim. Thus, we plan to invest a substantial portion, if not a majority, of your Fund's assets in U.S. securities in 1998.
        One bright spot overseas is western Europe. After several years of stagnation, economic growth is picking up. In many countries, both the private and public sectors are implementing prudent fiscal policies likely to benefit long-term investors, and generally avoid the painful challenges now facing the Pacific Rim.

Emerging Markets Fund

Investment Strategy
We are pleased to report that during fiscal 1997 Emerging Markets Fund was able to preserve capital to a greater extent than its peers during an exceptionally difficult period for developing countries along the Pacific Rim.
        Consistent with International Equity Fund's style, we use a value approach to invest in emerging markets. Since many companies in emerging markets do not provide cash dividends, we pay a lot of attention to cash flow and growth of cash flow as a measure of value.
        Overall, we invested in 73 stocks in 23 countries, with Brazil being our largest single country position (12.7% of net assets). Such diversification is prudent, given that the risks of investing in emerging markets are considerably greater than those of established nations. Of course, we believe the potential long-term rewards are greater as well.

                                                             for international
                                                               diversification
                                                                     11


investment strategy


Strategic Positioning
and Outlook
As a currency crisis that began in Thailand spread to other countries during the second and third calendar quarters of 1997, our substantial underweighting of Pacific Rim markets benefited overall performance.
        As you can see in the chart below, more than two-thirds of your Fund's assets were invested outside of Asia as of November 30. Another 15% of assets were invested in India and domestic-oriented Chinese companies, two market segments where stocks held up much better than in Thailand, South Korea or Malaysia.
        We believe our value-oriented stock selection process made a positive difference because Pacific Rim investors tended to gravitate toward companies whose operations are characterized by strong positive cash flows that are unlikely to be seriously affected by a local recession.
        In Malaysia, ROTHMANS, a tobacco company whose shares we owned (3.1% of the Fund's net assets as of Nov. 30), enjoyed more than 15% capital appreciation during November, a time when the stock market in Kuala Lumpur slumped amid concerns about a declining currency, government spending and fiscal policies.
        Likewise, our Chinese stocks suffered less than the overall stock market in Hong Kong this past fall. Emerging Markets Fund has been focusing on so-called "Red Chip" companies - mainland Chinese businesses whose shares are traded on Hong Kong's Hang Seng Exchange.
        We are generally optimistic about mainland China for the long term because internal rather than export-dependent growth is driving the nation's economy. Our stock selections have virtually no exposure to Hong Kong's overvalued property market. Even with an economic slowdown in other parts of Asia, we estimate that China's gross domestic product can still grow at an attractive 6% annual rate for the next several years. That's about twice the long-term growth rate of the U.S. economy.
        Several months ago, China's central bank cut interest rates. In our view, that should help companies such as GUANGDONG KELON ELECTRIC, which makes

Emerging Markets Fund: Focusing on Latin America and Europe
----------------------------------------------------------------
Country/Region Allocation (November 30, 1997)

Other Pacific Rim*                                      5.1%
Middle East***                                          8.1%
Eastern Europe & Russia                                11.8%
China (Hong Kong)                                       6.4%
South Africa                                            6.0%
Malaysia                                                8.4%
U.S. Cash Equivalents                                   8.3%
Thailand                                                3.9%
Latin America**                                        32.2%
India                                                   8.8%


  *Indonesia, Taiwan, South Korea.
 **Brazil, Mexico, Argentina, Chile and Peru.
***Israel, Turkey, Egypt.

for international
  diversification
        12

EMERGING MARKETS FUND WAS ABLE TO PRESERVE CAPITAL TO A GREATER EXTENT THAN ITS PEERS BY MAINTAINING A DIVERSE PORTFOLIO THAT INCLUDED STOCKS IN LATIN AMERICA, EUROPE AND THE MIDDLE EAST.

refrigerators for local consumers (1.5% of the Fund's net assets as of Nov. 30). Its shares have more than doubled in price since we took a position.
        Hong Kong's sharp stock market decline in October 1997 was due in part to its increasingly uncompetitive economic position relative to its neighbors. Labor costs are high while property prices are the world's highest. These problems have been compounded by the strength of the U.S. dollar.
        Elsewhere in the world in fiscal 1997, your Fund benefited from holdings in energy stocks in Russia such as Lukoil Oil Co., Mexican stocks, as well as holdings in Turkey and Greece. Capital appreciation from telephone and economically sensitive stocks such as construction companies and banks contributed to our returns, offsetting losses elsewhere.
        Overall, however, we have to say that 1997's +3.19% return (for Class A shares at net asset value with dividends reinvested) was disappointing, especially considering that the Fund posted double digit positive returns during the first half. In our opinion, the Pacific Rim's problems unfairly dragged down emerging markets across the globe.
        As of year's end, stocks in the Fund's portfolio were priced at an average of 86% of what the Fund paid for them, indicating a substantial amount of unrealized losses, which, if realized, we can use to offset any future realized gains. We believe pockets of value have emerged in Asia as a result of this past autumn's declines, and we hope to exploit them in the coming months.
        In 1998, we expect to continue to focus on Eastern and Mediterranean Europe, particularly Russia, Greece and Hungary, as a source of investment opportunities. At the same time, we anticipate having a strong presence in Latin America.
        Your Fund tends to emphasize stocks with low price-to-earnings ratios relative to stocks in our benchmark, the Morgan Stanley Emerging Markets Free Index. We believe this strategy has particular advantages during periods of market volatility, and believe it will serve shareholders well over the next several years.

Clive A. Gillmore
Delaware International Advisers Ltd.
International Equity Fund
Global Assets Fund, Asset Allocation
    and International Equities
Emerging Markets Fund

Ian G. Sims
Delaware International Advisers Ltd.
Global Bond Fund
Global Assets Fund, International Bonds

George H. Burwell
Delaware Management Company
Global Assets Fund, U.S. Stocks

Robert Akester
Delaware International Advisers Ltd.
Emerging Markets Fund

Paul A. Matlack
Delaware Management Company
Global Assets Fund, U.S. High Yield Bonds

December 15, 1997
                                                              for international
                                                                diversification
                                                                      13

On the following four pages, you'll see that each of Delaware Group's international funds has provided a competitive return relative to its peers for each Fund's respective lifetime period. In addition, International Equity Fund has outdistanced its unmanaged benchmark, even after taking sales charges into account.

International Equity Fund's Performance
-------------------------------------------------------------------------------
Growth of a $10,000 Investment, Distributions Reinvested
October 31, 1991, to November 30, 1997


                                                             Morgan Stanley                                Lipper International
                International Equity                        Europe Australia                                   Fund Average
                    Fund A Class                           and Far East Index                                   (69 funds)
                --------------------                       ------------------                              --------------------
Oct. 31 '91            $ 9,524                                      $10,000                                         $10,000
Nov. 30 '91            $ 9,190                                      $ 9,533                                         $ 9,659
Nov. 30 '92            $ 9,177                                      $ 8,760                                         $ 9,572
Nov. 30 '93            $11,295                                      $10,886                                         $12,028
Nov. 30 '94            $12,337                                      $12,502                                         $13,170
Nov. 30 '95            $13,345                                      $13,448                                         $13,873
Nov. 30 '96            $16,577                                      $15,029                                         $15,947
Nov. 30 '97            $17,118                                      $14,996                                         $16,679



Chart assumes $10,000 invested on October 31, 1991, and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of International Equity Fund will vary due to differing charges and expenses.


International Equity Fund
-----------------------------------------------------------------------
Average Annual Total Return Through November 30, 1997
                               Lifetime       Five Years        One Year
-----------------------------------------------------------------------
Class A (Est. 10/31/91)
    Excluding Sales Charge      +10.12%        +13.28%           +3.27%
    Including Sales Charge       +9.24%        +12.18%           -1.64%
-----------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding Sales Charge       +7.43%                          +2.54%
    Including Sales Charge       +6.64%                          -1.46%
-----------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge      +12.22%                          +2.54%
    Including Sales Charge      +12.22%                          +1.54%

See page 14 for important additional information and Institutional Class performance. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

for international
  diversification
        14

Global Bond Fund's Performance
---------------------------------------------------------------------------
Growth of a $10,000 Investment, Distributions Reinvested
December 27, 1994, to November 30, 1997

Lipper Global Income Fund Average (96 funds)
Global Bond Fund A
Salomon Brothers World Government Bond Index

                                                        Salomon Brothers             Lipper Global
                                Global Bond             World Government              Income Fund
                                Fund A Class              Bond Index               Average (96 funds)
                                ------------            ----------------           ------------------
Dec. 27, '94                      $ 9,524                    $10,000                  $10,000
Jan. 31, '95                      $ 9,571                    $10,223                  $ 9,999
Feb. 28, '95                      $ 9,743                    $10,512                  $10,111
Mar. 31, '95                      $ 9,772                    $11,449                  $10,334
Apr. 28, '95                      $10,003                    $11,694                  $10,617
May 31, '95                       $10,332                    $11,949                  $10,974
June 30, '95                      $10,332                    $12,009                  $10,968
July 31, '95                      $10,538                    $12,072                  $11,059
Aug. 31, '95                      $10,676                    $11,382                  $11,036
Sept. 30, '95                     $10,934                    $11,718                  $11,230
Oct. 31, '95                      $11,153                    $11,755                  $11,336
Nov. 30, '95                      $11,314                    $11,857                  $11,528
Dec. 31, '95                      $11,512                    $11,961                  $11,775
Jan. 31, '96                      $11,544                    $11,696                  $11,935
Feb. 29, '96                      $11,544                    $11,730                  $11,728
Mar. 31, '96                      $11,544                    $11,759                  $11,741
Apr. 30, '96                      $11,587                    $11,736                  $11,845
May 31, '96                       $11,619                    $11,742                  $11,886
June 30, '96                      $11,794                    $11,808                  $11,993
July 31, '96                      $12,002                    $12,133                  $12,130
Aug. 31, '96                      $12,168                    $12,215                  $12,247
Sept. 30, '96                     $12,356                    $12,192                  $12,464
Oct. 31, '96                      $12,680                    $12,398                  $12,702
Nov. 30, '96                      $12,938                    $12,540                  $13,001
Dec. 31, '96                      $12,878                    $12,451                  $12,957
Jan. 31, '97                      $12,579                    $11,946                  $12,830
Feb. 28, '97                      $12,637                    $11,807                  $12,839
Mar. 31, '97                      $12,498                    $11,731                  $12,661
Apr. 30, '97                      $12,428                    $11,493                  $12,684
May 31,'97                        $12,674                    $11,916                  $12,886
June 30, '97                      $12,827                    $12,063                  $13,037
July 31, '97                      $12,768                    $11,748                  $13,127
Aug. 31, '97                      $12,732                    $11,801                  $13,056
Sept. 30, '97                     $13,074                    $12,088                  $13,347
Oct. 31, '97                      $13,201                    $12,358                  $13,300
Nov. 30, '97                      $13,097                    $12,042                  $13,296



Chart assumes $10,000 invested on December 27, 1994, and includes the effect of the 4.75 sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Global Bond Fund will vary due to differing charges and expenses.

Global Bond Fund
--------------------------------------------------------------------
Average Annual Total Return Through November 30, 1997
                                     Lifetime              One Year
--------------------------------------------------------------------
Class A (Est.12/27/94)
    Excluding Sales Charge            +11.49%                +1.24%
    Including Sales Charge             +9.65%                -3.55%
--------------------------------------------------------------------
Class B (Est.12/27/94)
    Excluding Sales Charge            +10.75%                +0.48%
    Including Sales Charge             +9.90%                -3.27%
--------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge             +6.61%                +0.49%
    Including Sales Charge             +6.61%                -0.45%

Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of any distributions and any applicable sales charges as noted below. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed.

Voluntary expense limitations of 0.95% are in effect for Global Bond Fund and Global Assets Fund. There is a 1.55% expense limitation for International Equity Fund and 1.70% for Emerging Markets Fund.

Class A shares have a maximum 4.75% front-end sales charge and a 12b-1 fee of 0.30%.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have an annual 1% service and distribution fee and a 1% contingent sales charge if redeemed within 12 months of purchase. Institutional Class shares for each Fund, which are available without sales or asset-based distribution charges only to certain eligible institutional accounts, provided the following returns for the listed periods ended Nov. 30, 1997.

                                Lifetime      Five Years          One Year
International Equity Fund*       +10.38%       +13.62%             +3.55%
Global Bond Fund**               +11.81%                           +1.45%
Global Assets Fund**             +17.20%                          +10.34%
Emerging Markets Fund ***         +2.38%                           +3.64%

* Initially offered on 11/9/92. Lifetime performance commenced 10/31/91. For periods prior to 11/9/92, performance is based on Class A performance, adjusted to eliminate the sales charges, but not the asset-based distribution charge. ** Initially offered on 12/27/94. *** Initially offered 6/10/96.

                                                              for international
                                                                diversification
                                                                      15

Global Assets Fund's Performance
------------------------------------------------------------------------
Growth of a $10,000 Investment, Distributions Reinvested
December 27, 1994, to November 30, 1997
------------------------------------------------------------------------

                                                                            Salomon Brothers              Lipper Global
                           Global Assets         Morgan Stanley             World Government              Flexible Portfolio
                           Fund A Class          World Index                Bond Index                    (54 funds)
                           ------------          -----------                ----------                    ----------

Dec. 31, '94               $ 9,524                 $10,000                  $10,000                       $10,000
Jan. 31, '95               $ 9,476                 $ 9,949                  $10,223                       $ 9,905
Feb. 28, '95               $ 9,819                 $10,091                  $10,512                       $10,080
Mar. 31, '95               $10,181                 $10,576                  $11,449                       $10,295
Apr. 30, '95               $10,402                 $10,956                  $11,694                       $10,535
May 31, '95                $10,651                 $11,051                  $11,949                       $10,784
June 30, '95               $10,805                 $11,050                  $12,009                       $10,908
July 31, '95               $11,249                 $11,605                  $12,072                       $11,271
Aug. 31, '95               $11,172                 $11,349                  $11,382                       $11,229
Sept. 30, '95              $11,423                 $11,682                  $11,718                       $11,431
Oct. 31, '95               $11,423                 $11,500                  $11,755                       $11,336
Nov. 30, '95               $11,569                 $11,901                  $11,857                       $11,549
Dec. 31, '95               $11,867                 $12,251                  $11,961                       $11,787
Jan. 31, '96               $12,078                 $12,475                  $11,696                       $12,009
Feb. 29, '96               $12,159                 $12,553                  $11,730                       $12,047
Mar. 31, '96               $12,209                 $12,765                  $11,759                       $12,151
Apr. 30, '96               $12,362                 $13,067                  $11,736                       $12,382
May 31, '96                $12,433                 $13,081                  $11,742                       $12,502
June 30, '96               $12,534                 $13,149                  $11,808                       $12,498
July 31, '96               $12,422                 $12,687                  $12,133                       $12,157
Aug. 31, '96               $12,616                 $12,835                  $12,215                       $12,388
Sept. 30, '96              $12,912                 $13,340                  $12,192                       $12,762
Oct. 31, '96               $13,107                 $13,436                  $12,398                       $12,891
Nov. 30, '96               $13,672                 $14,191                  $12,540                       $13,423
Dec. 31, '96               $13,706                 $13,966                  $12,451                       $13,398
Jan. 31, '97               $13,643                 $14,137                  $11,946                       $13,627
Feb. 28, '97               $13,822                 $14,302                  $11,807                       $13,695
Mar. 31, '97               $13,717                 $14,021                  $11,731                       $13,495
Apr. 30, '97               $13,844                 $14,482                  $11,493                       $13,637
May 31, '97                $14,552                 $15,379                  $11,916                       $14,227
June 30, '97               $15,039                 $16,148                  $12,063                       $14,680
July 31, '97               $15,400                 $16,894                  $11,748                       $15,308
Aug. 31, '97               $14,794                 $15,767                  $11,801                       $14,743
Sept. 30, '97              $15,400                 $16,626                  $12,088                       $15,429
Oct. 31, '97               $14,908                 $15,753                  $12,358                       $14,792
Nov. 30, '97               $15,026                 $16,035                  $12,042                       $14,833



Chart assumes $10,000 invested on December 27, 1994, and includes the effect of the 4.75 sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Global Assets Fund will vary due to differing charges and expenses.


Global Assets Fund
---------------------------------------------------------------------------
Average Annual Total Return Through November 30, 1997
                                     Lifetime              One Year
---------------------------------------------------------------------------
Class A (Est.12/27/94)
    Excluding Sales Charge             +16.85%               +9.91%
    Including Sales Charge            +14.92%                +4.71%
---------------------------------------------------------------------------
Class B (Est.12/27/94)
    Excluding Sales Charge            +16.05%                +9.18%
    Including Sales Charge            +15.28%                +5.18%
---------------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge            +12.92%                +9.21%
    Including Sales Charge            +12.92%                +8.21%
---------------------------------------------------------------------------

See page 14 for important additional information and Institutional Class performance. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

for international
  diversification
        16

Emerging Markets Fund's Performance
---------------------------------------------------------------------------
Production: Monthly Plot Points on this chart only
Growth of a $10,000 Investment, Distributions Reinvested
June 10, 1996, to November 30, 1997



                                                                                                   Lipper
                           Emerging Markets              Morgan Stanley                     Emerging Markets Fund
                             Fund A Class            Emerging Markets Free Index              Average (109 Funds)
                           ----------------          ---------------------------             ---------------------

June 10, '96                  $ 9,524                          $10,000                            $10,000
July 31, '96                  $ 9,162                          $ 9,336                            $ 9,411
Aug. 31, '96                  $ 9,562                          $ 9,562                            $ 9,666
Sept. 30, '96                 $ 9,590                          $ 9,632                            $ 9,731
Oct. 31, '96                  $ 9,410                          $ 9,368                            $ 9,483
Nov. 30, '96                  $ 9,495                          $ 9,569                            $ 9,693
Dec. 31, '96                  $ 9,644                          $ 9,546                            $ 9,861
Jan 31, '97                   $10,566                          $10,189                            $10,649
Feb. 28, '97                  $11,008                          $10,619                            $11,042
Mar. 31, '97                  $10,806                          $10,313                            $10,809
Apr. 30, '97                  $11,085                          $10,295                            $10,874
May 31, '97                   $11,527                          $10,562                            $11,312
June 30, '97                  $12,238                          $11,105                            $11,932
July 31, '97                  $12,382                          $11,249                            $12,287
Aug. 31, '97                  $11,450                          $ 9,805                            $11,175
Sept. 30, '97                 $11,949                          $10,061                            $11,623
Oct. 31, '97                  $10,230                          $10,796                            $ 9,853
Nov. 30, '97                  $ 9,798                          $10,402                            $ 9,498

Chart assumes $10,000 invested on June 10, 1996, and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Emerging Markets Fund will vary due to differing charges and expenses. Investments in emerging markets should be evaluated over a multi-year period.



Emerging Markets Fund
--------------------------------------------------------------------------
Average Annual Total Return Through November 30, 1997
                                  Lifetime             One Year
--------------------------------------------------------------------------
Class A (Est. 6/10/96)
      Excluding Sales Charge      +1.94%                +3.19%
      Including Sales Charge      -1.37%                -1.74%
--------------------------------------------------------------------------
Class B (Est. 6/10/96)
      Excluding Sales Charge      +1.26%                +2.48%
      Including Sales Charge      -1.45%                -1.52%
--------------------------------------------------------------------------
Class C (Est. 6/10/96)
      Excluding Sales Charge      +1.26%                +2.48%
      Including Sales Charge      +1.26%                +1.48%
--------------------------------------------------------------------------
See page 14 for important additional information and Institutional Class performance. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

                                          for international diversification 17

 Financial Statements
 Delaware Group Global & International Funds, Inc. -
 International Equity Series
 Statement of Net Assets
 November 30, 1997                                   Number        Market Value
                                                   of Shares         (U.S. $)
                                                   ----------      -----------
 COMMON STOCK - 93.62%
 Australia - 10.14%
+Amcor ...................................           980,000       $ 4,371,339
 CSR .....................................         1,862,874         6,089,362
 Foster's Brewing Group ..................         2,561,165         4,726,656
+NATIONAL AUSTRALIA BANK .................           542,238         7,152,645
*Telstra .................................           395,840           708,961
                                                                   -----------
                                                                    23,048,963
                                                                   -----------
 Belgium - 3.24%
+ELECTRABEL ..............................            32,890         7,354,668
                                                                   -----------
                                                                     7,354,668
                                                                   -----------
 France - 7.33%
 Alcatel Alsthom .........................            35,531         4,451,790
 Compagnie de Saint Gobain ...............            29,975         4,070,325
 Elf Aquitaine ...........................            33,865         3,927,690
 Societe Television Francaise ............            32,118         4,219,935
                                                                   -----------
                                                                    16,669,740
                                                                   -----------
 Germany - 9.18%
 Bayer ...................................           142,090         5,238,605
 Continental .............................           119,500         2,980,979
+RHEINISCH WESTFAELISCHES ELEK ...........           137,000         6,726,309
 Siemens .................................            99,900         5,918,615
                                                                   -----------
                                                                    20,864,508
                                                                   -----------
 Hong Kong - 2.89%
 Hong Kong Electric ......................           932,000         3,152,763
 Wharf Holdings ..........................         1,680,000         3,422,894
                                                                   -----------
                                                                     6,575,657
                                                                   -----------
 Indonesia - 0.42%
 PT Bank Dagang Nasional .................         6,385,250           697,831
 PT Semen Gresik .........................           360,000           253,275
                                                                   -----------
                                                                       951,106
                                                                   -----------
 Japan - 11.96%
 Amano ...................................           194,000         1,654,294
 Canon Electronics .......................           233,000         5,614,241
+Eisai ...................................           314,000         4,569,062
+Kinki Coca-Cola Bottling ................           183,000         1,961,354
 Koito Manufacturing .....................           679,000         3,415,585
 Matsushita Electric .....................           334,000         5,199,768
 Senko ...................................           452,000           961,815
 West Japan Railway ......................             1,160         3,811,463
                                                                   -----------
                                                                    27,187,582
                                                                   -----------
 Malaysia - 0.64%
 Oriental Holdings Berhad ................           320,000           483,191
 Sime Darby Berhad .......................           966,000           963,248
                                                                   -----------
                                                                     1,446,439
                                                                   -----------
--------
Top 10 stock holdings, representing 30.8% of net assets, are in boldface.

                                                        Number      Market Value
                                                      of Shares       (U.S. $)
                                                      ----------    ------------
 Netherlands - 6.39%
 Elsevier ........................................       238,000   $ 4,021,524
 Koninklijke Van Ommeren .........................        66,000     2,290,168
 Royal Dutch Petroleum ...........................        75,280     3,918,270
+Unilever NV-CVA .................................        74,120     4,308,912
                                                                   -----------
                                                                    14,538,874
                                                                   -----------
 New Zealand - 4.27%
 Carter Holt Harvey ..............................     1,117,300     1,617,666
+TELECOM CORPORATION OF NEW ZEALAND ..............     1,579,920     8,098,594
                                                                   -----------
                                                                     9,716,260
                                                                   -----------
 Philippines - 0.94%
 Philippine Long Distance Telephone Company
  ADR ............................................        85,800     2,128,912
                                                                   -----------
                                                                     2,128,912
                                                                   -----------
 Singapore - 1.05%
 Jardine Matheson Holdings Limited ...............       452,287     2,397,121
                                                                   -----------
                                                                     2,397,121
                                                                   -----------
 Spain - 5.53%
 Banco Central Hispanoamericano SA ...............       226,904     4,353,879
+Iberdrola SA ....................................       215,000     2,747,904
 Telefonica de Espana ............................       189,500     5,466,959
                                                                   -----------
                                                                    12,568,742
                                                                   -----------
 United Kingdom - 29.64%
 BG ..............................................       825,000     3,915,524
 BASS ............................................       461,000     6,602,774
 Blue Circle Industries ..........................       953,254     5,514,408
 BOOTS ...........................................       507,500     7,465,929
 British Airways .................................       654,000     6,014,580
 Cable & Wireless ................................       670,000     5,901,450
*Centrica ........................................       935,000     1,366,021
 GKN .............................................       282,900     6,178,188
 GREAT UNIVERSAL STORES ..........................       620,200     7,322,149
 Rio Tinto .......................................       439,700     5,361,957
 Taylor Woodrow ..................................     1,580,825     4,645,823
 UNIGATE .........................................       726,000     7,093,648
                                                                   -----------
                                                                    67,382,451
                                                                   -----------
 Total Common Stock (cost $198,035,390) ..........                 212,831,023
                                                                   -----------

 WARRANTS - 0.01%
 Indonesia - 0.01%
*PT Bank Dagang Nasional 2/14/00 .................       568,750         7,459
                                                                   -----------
 Total Warrants (cost $0) ........................                       7,459
                                                                   -----------

18 for international diversification

International Equity Series
Statement of Net Assets (Continued)

Statement of Net Assets
 November 30, 1997                                 Principal       Market Value
                                                     Amount          (U.S. $)
                                                   ----------      -----------

REPURCHASE AGREEMENTS - 4.98%
With Chase Manhattan 5.68% 12/01/97
 (dated 11/28/97, collateralized by
 $3,766,000 U.S. Treasury Notes 8.25% due
 07/15/98 market value $3,939,282) .............  $3,858,000          $3,858,000
With JP Morgan Securities 5.70%
 12/01/97 (dated 11/28/97, collateralized
 by $2,365,000 U.S. Treasury Notes 5.125% due
 02/28/98 market value $2,392,852 and
 $1,418,000 U.S. Treasury Notes 5.125% due
 04/30/98 market value $1,421,226) .............   3,737,000           3,737,000
With PaineWebber 5.68% 12/01/97 (dated
 11/28/97, collateralized by $3,707,000
 U.S. Treasury Notes 6.25% due 06/30/98
 market value $3,815,951 ) .....................   3,736,000           3,736,000
                                                                    ------------
Total Repurchase Agreements
 (cost $11,331,000) ............................                      11,331,000
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 98.61%
 (cost $209,366,390) ..........................................     $224,169,482
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.39% .......        3,157,237
                                                                    ------------
NET ASSETS APPLICABLE TO 15,514,830 SHARES ($.01 PAR
 VALUE) OUTSTANDING - 100.00% .................................     $227,326,719
                                                                    ============

NET ASSET VALUE - INTERNATIONAL EQUITY SERIES A CLASS
 ($112,424,901 / 7,675,281 shares) ............................           $14.65
                                                                    ============
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES B CLASS
 ($31,914,063 / 2,192,139 shares) .............................           $14.56
                                                                    ============
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES C CLASS
 ($11,810,719 / 812,230 shares) ...............................           $14.54
                                                                    ============
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES INSTITUTIONAL
 CLASS ($71,177,036 / 4,835,180 shares) .......................           $14.72
                                                                    ============

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common stock, $.01 par value, 500,000,000 shares authorized
 to the Series with 50,000,000 shares allocated to International
 Equity Series A Class, 25,000,000 shares allocated to
 International Equity Series B Class, 25,000,000 shares
 allocated to International Equity Series C Class, and
 50,000,000 shares allocated to International Equity Series
 Institutional Class .........................................      $205,086,677
Undistributed net investment income** ........................         5,057,793
Accumulated net realized gain on investments .................         2,394,928
Net unrealized appreciation of investments and foreign currencies     14,787,321
                                                                    ------------
 Total net assets .............................................     $227,326,719
                                                                    ============
 ------------------
 * Non-income producing securities.
 **Undistributed net investment income includes net realized gains
   (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
+  Security is partially or fully on loan.
ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 INTERNATIONAL EQUITY SERIES
Net asset value A Class (A) ...........................................   $14.65
Sales charge (4.75% of offering price or 4.98% of the amount invested
 per share)(B)                                                              0.73
                                                                        --------
Offering price ........................................................   $15.38
                                                                        ========
 ------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current prospectus for purchases of $100,000 or more.

                            See accompanying notes
                                        for international diversification 19
Global Assets Series
Statement of Net Assets
November 30, 1997

                                                          Number    Market Value
                                                        of Shares      (U.S. $)
                                                        ---------      --------
 COMMON STOCK - 55.74%
 Australia - 3.01%
 Amcor .............................................       13,900     $ 62,002
 CSR ...............................................       28,650       93,651
 Foster's Brewing Group ............................       52,239       96,408
 National Australia Bank ...........................       10,588      139,666
 Southcorp Holdings ................................       32,000       98,282
*Telstra ...........................................        9,018       16,152
                                                                      --------
                                                                       506,161
                                                                      --------
 Belgium - 0.76%
 Electrabel ........................................          570      127,460
                                                                      --------
                                                                       127,460
                                                                      --------
 France - 2.37%
 Compagnie de Saint Gobain .........................        1,120      152,086
 Elf Aquitaine .....................................        1,232      142,888
 Societe Generale ..................................          779      102,352
                                                                      --------
                                                                       397,326
                                                                      --------
 Germany - 2.04%
 Bayer .............................................        2,100       77,423
 Continental .......................................        3,800       94,793
 Rheinisch Westfaelisches Elektric .................        1,850       90,830
 Siemens ...........................................        1,350       79,981
                                                                      --------
                                                                       343,027
                                                                      --------
 Hong Kong - 0.65%
 Hong Kong Electric ................................       11,000       37,211
 Wharf Holdings ....................................       35,000       71,310
                                                                      --------
                                                                       108,521
                                                                      --------
 Indonesia - 0.28%
 PT Bank Dagang Nasional ...........................      427,448       46,715
                                                                      --------
                                                                        46,715
                                                                      --------
 Japan - 3.37%
 Canon Electronics .................................        5,000      120,477
 Chiyoda Fire and Marine ...........................       12,000       35,768
 Eisai .............................................        5,000       72,756
 Hitachi ...........................................       10,000       70,800
 Koito Manufacturing ...............................       10,000       50,303
 Matsushita Electric ...............................        7,000      108,977
 West Japan Railway ................................           20       65,715
 Yokohama Reito ....................................        5,000       40,289
                                                                      --------
                                                                       565,085
                                                                      --------
 Malaysia - 0.05%
 Sime Darby Berhad .................................        8,300        8,276
                                                                      --------
                                                                         8,276
                                                                      --------
 Netherlands - 1.79%
 Elsevier ..........................................        5,150       87,020
 Koninklijke Van Ommeren ...........................        2,515       87,269
 Royal Dutch Petroleum .............................        2,440      127,000
                                                                      --------
                                                                       301,289
                                                                      --------
--------
Top 10 stock holdings, representing 12.2% of net assets, are in boldface.

                                                        Number     Market Value
                                                      of Shares      (U.S. $)
                                                      ----------   ------------
 New Zealand - 0.94%
 Carter Holt Harvey ................................       32,800   $   47,489
 Telecom Corporation of New Zealand ................       21,600      110,721
                                                                    ----------
                                                                       158,210
                                                                    ----------
 Philippines - 0.21%
 Philippine Long Distance Telephone Company ADR ....        1,400       34,738
                                                                    ----------
                                                                        34,738
                                                                    ----------
 Singapore - 0.41%
 Jardine Matheson Holdings Limited .................       13,027       69,043
                                                                    ----------
                                                                        69,043
                                                                    ----------
 South Korea - 0.07%
 Cho Hung Bank - GDR ...............................        4,580       10,992
                                                                    ----------
                                                                        10,992
                                                                    ----------
 Spain - 1.31%
 Banco Central Hispanoamericano SA .................        3,270       62,745
 Iberdrola SA ......................................        6,000       76,686
 Telefonica de Espana ..............................        2,775       80,057
                                                                    ----------
                                                                       219,488
                                                                    ----------
 United Kingdom - 7.99%
 BG ................................................        7,059       33,502
 BASS ..............................................        6,600       94,530
 Blue Circle Industries ............................       13,256       76,684
 Boots .............................................       11,200      164,765
 British Airways ...................................        6,200       57,019
 Cable & Wireless ..................................       16,400      144,453
*Centrica ..........................................        8,000       11,688
 GKN ...............................................        8,800      192,181
 GLAXO WELLCOME ....................................        7,320      169,998
 POWERGEN ..........................................       13,700      177,710
 Rio Tinto .........................................        8,650      105,483
 Taylor Woodrow ....................................       38,600      113,440
                                                                    ----------
                                                                     1,341,453
                                                                    ----------
 United States - 30.49%
 Alltel ............................................        2,200       87,450
 AMERICAN HOME PRODUCTS ............................        2,900      202,638
 American International Group ......................          950       95,772
 BB&T ..............................................        1,300       70,850
 Chubb .............................................        1,100       78,031
 CMS Energy ........................................        1,800       70,875
 CONAGRA ...........................................        5,400      194,063
 Danaher ...........................................        2,200      129,250
 Developers Diversified Realty .....................          700       27,256
 Ecolab ............................................        3,000      153,000
 Equifax ...........................................        4,500      153,563
 Exxon .............................................        1,200       73,200
 Federal Home Loan .................................        1,600       66,000
 Federal National Mortgage .........................        1,200       63,375
 Foster Wheeler ....................................        1,900       58,544

20 for international diversification

Global Assets Series
Statement of Net Assets (Continued)

Common Stock (Continued)
United States (Continued)

                                                        Number     Market Value
                                                      of Shares      (U.S. $)
                                                      ----------   ------------

 Freeport-McMoRan Copper & Gold ..................         3,000    $   68,438
 Fuller (HB)  ....................................         1,300        64,025
 GenCorp .........................................         1,700        42,606
 General Electric ................................           500        36,875
 Hershey Foods ...................................         1,000        61,375
 Hewlett-Packard .................................         1,200        73,275
 Hillenbrand Industries ..........................         2,600       115,863
 HON Industries ..................................         1,600        85,700
 Intel ...........................................         1,600       124,250
 Johnson & Johnson ...............................         2,400       151,050
 Kerr-McGee ......................................           900        59,681
 MASCO ...........................................         4,900       230,913
 May Department Stores ...........................         1,300        69,875
 Miller ..........................................         1,100        55,688
 Nationwide Financial Services - A ...............         2,800        95,725
 Nationwide Health Properties ....................         1,500        35,438
 Pentair .........................................         2,300        86,825
 PHILIP MORRIS ...................................         5,000       217,500
 PMI Group .......................................         1,800       117,000
 Provident .......................................         3,400       111,563
 Ralston-Purina Group ............................         1,500       139,500
 Reynolds & Reynolds Class A .....................         3,000        57,375
 RITE AID ........................................         4,300       282,725
 Rockwell International ..........................         1,000        48,750
 SAFECO ..........................................         1,500        73,594
 Service International ...........................         2,800       102,375
 Sherwin-Williams ................................         4,600       131,388
 Sun Communities .................................         1,500        54,656
 Teleflex ........................................         1,800        68,850
 TYCO INTERNATIONAL ..............................         5,600       219,800
 Universal Foods .................................         1,400        58,100
 Unum ............................................         1,800        85,388
 Valspar .........................................         1,800        54,675
 W.R. Grace & Company ............................         1,400       101,850
 Wallace Computer Services .......................         3,900       135,769
 Zeneca Group plc ADR ............................           800        76,950
                                                                    ----------
                                                                     5,119,277
                                                                    ----------
 Total Common Stock (cost $8,101,721) ............                   9,357,061
                                                                    ----------

 WARRANTS - 0.01%
 Indonesia - 0.01%
*PT Bank Dagang Nasional Warrants 02/14/00 .......        75,000           984
                                                                    ----------
 Total Warrants (cost $0) ........................                         984
                                                                    ----------

                                                       Principal
                                                       Amount**
BONDS - 31.29%
Canada - 2.11%
Export-Import Bank of Japan 7.75%
 10/08/02  .......................................     C$ 50,000        38,225
GMAC Canada 6.75% 12/14/01 .......................       100,000        72,719
Government of Canada 9.00% 12/01/04 ..............       150,000       127,063

                                                         Principal  Market Value
                                                           Amount     (U.S. $)
                                                        ----------  -----------
KFW International Finance 6.50% 12/28/01 ............     C$ 50,000  $    36,403
Kingdom of Norway 8.38% 01/27/03 ....................        50,000       39,409
Ontario Hydro 10.00% 03/19/01 .......................        50,000       40,199
                                                                     -----------
                                                                         354,018
                                                                     -----------
Germany - 4.61%
Baden Wurt L-Finance NV 6.63% 08/20/03 ..............   Dem 150,000       90,356
Bayerische Vereinsbank 6.50% 06/06/05 ...............       200,000      120,248
Bundesrepblik Deutscheland 5.75% 08/22/00 ...........       350,000      204,381
Bundesrepblik Deutscheland 6.50% 07/15/03 ...........       150,000       90,501
Bundesrepblik Deutscheland 8.38% 05/21/01 ...........       240,000      151,386
DSL Finance NV 6.00% 02/21/06 .......................       200,000      116,222
                                                                     -----------
                                                                         773,094
                                                                     -----------
Italy - 1.76%
Italian Government 12.00% 01/01/03 .................. Itl 400,000,00     295,750
                                                                     -----------
                                                                         295,750
                                                                     -----------
Japan - 2.94%
Federal National Mortgage Association 2.00%
 12/20/99. . . . . . . . . . . . . . .               Jpy 40,000,000      322,114
International Bank of Reconstruction & Development
 4.50% 06/20/00  ....................................    10,000,000       85,957
Republic of Italy 3.50% 06/20/01 ....................    10,000,000       85,028
                                                                     -----------
                                                                         493,099
                                                                     -----------
Netherlands - 2.39%
Netherlands Government 7.50% 01/15/23 ...............   Nlg 300,000      180,587
Netherlands Government 9.00% 05/15/00 ...............       400,000      221,372
                                                                     -----------
                                                                         401,959
                                                                     -----------
New Zealand - 1.92%
Government of New Zealand 6.50% 02/15/00.............   NZ$ 100,000       61,136
Government of New Zealand 8.00% 04/15/04 ............       190,000      124,340
Government of New Zealand 10.00% 03/15/02 ...........       200,000      137,525
                                                                     -----------
                                                                         323,001
                                                                     -----------
Sweden - 2.19%
Sweden (Kingdom of) 5.50% 04/12/02 ..................  Sk 1,000,000      127,440
Swedish Government 8.00% 08/15/07 ...................     1,000,000      145,773
Swedish Government 9.00% 04/20/09 ...................       200,000       31,428
Swedish Government 13.00% 06/15/01 ..................       400,000       63,314
                                                                     -----------
                                                                         367,955
                                                                     -----------
United Kingdom - 1.57%
Abbey National Treasury 8.00% 04/02/03 ..............    Gbp 40,000       69,502
Depfa Finance 7.13% 11/11/03 ........................        60,000      100,960
Glaxo Wellcome 8.75% 12/01/05 .......................        50,000       92,156
                                                                     -----------
                                                                         262,618
                                                                     -----------
United States - 11.80%
Adelphia Communications 11.88% 09/15/04 .............   $    25,000       27,250
AFC Enterprises 10.25% 05/15/07 .....................        25,000       26,250
Albritton Communications 9.75% 11/30/07 .............        25,000       25,313
American Builders and Contractors 10.63%
 05/15/07  ..........................................        25,000       26,063
American Safety Razor 9.88% 08/01/05 ................        25,000       26,750
American Standard 10.88% 05/15/99 ...................        25,000       26,438
                                        for international diversification 21

Global Assets Series
Statement of Net Assets (Continued)

BONDS (Continued)
United States (Continued)
                                                         Principal  Market Value
                                                           Amount     (U.S. $)
                                                        ----------  ------------
Atrium 10.50% 11/15/06 .........................     $   25,000     $   26,250
Calpine 10.50% 05/15/06 ........................         25,000         27,000
Century Communications 9.75% 02/15/02 ..........         25,000         26,313
Cinemark 9.63% 08/01/08 ........................         25,000         25,875
Clark Materials Handling 10.75% 11/15/06 .......         25,000         26,688
Cole National Group 9.88% 12/31/06 .............         25,000         26,688
Commonwealth Aluminum 10.75% 10/01/06 ..........         25,000         26,875
Consumers International 10.25% 04/01/05 ........         50,000         54,250
Costilla Energy Notes 10.25% 10/01/06 ..........         25,000         26,250
Decisionone Holdings 0.00% 08/01/08 ............         25,000         16,500
Decisionone Notes 9.75% 08/01/07 ...............         25,000         26,188
Delta Beverage Group 9.75% 12/15/03 ............         25,000         26,438
DiGiorgio 10.00% 06/15/07 ......................        100,000         99,250
Dyncorp 9.50% 03/01/07 .........................         25,000         25,438
Exide Corp 10.75% 12/15/02 .....................         25,000         26,375
First Nationwide Holdings 9.13% 01/15/03 .......         25,000         26,125
Fleming 10.63% 12/15/01 ........................         50,000         53,000
Four M 12.00% 06/01/06 .........................         25,000         26,813
Graphic Controls 12.00% 09/15/05 ...............         25,000         27,938
Harris Chemical 10.75% 10/15/03 ................        100,000        104,250
Hawk 10.25% 12/01/03 ...........................         25,000         26,563
HCC Industries 10.75% 05/15/07 .................         25,000         26,188
Healthsouth Rehabilitation 9.50% 04/01/01 ......         25,000         26,313
Hollinger International Publishing 9.25%
03/15/07 .......................................         25,000         25,875
Hollywood Theaters 10.63% 08/01/07 .............         25,000         26,688
Host Mar Travel Plaza 9.50% 05/15/05 ...........         25,000         26,313
Huntsman 9.50% 07/01/07 ........................         25,000         26,250
Hydrochem Industrial Services 10.38%
08/01/07 .......................................         25,000         26,000
IMO Industries 11.75% 05/01/06 .................         25,000         27,625
Insilco 10.25% 08/15/07 ........................         50,000         51,875
Lamar Advertising 9.63% 12/01/06 ...............         25,000         26,688
Lenfest Communications 8.38% 11/01/05 ..........         25,000         25,125
Loomis Fargo 10.00% 01/15/04 ...................         50,000         50,375
Motors and Gears 10.75% 11/15/06 ...............         50,000         53,125
Muzak LP/Muzak Capital 10.00% 10/01/03 .........         25,000         26,125
Nortek 9.25% 03/15/07 ..........................         25,000         25,438
Petro Stopping Centers 10.50% 02/01/07 .........         25,000         26,375
PMI Acquisition 10.25% 09/01/03 ................         25,000         26,500
Portola Packaging 10.75% 10/01/05 ..............         25,000         26,313
Precise Technology 11.13% 06/15/07 .............         50,000         51,750
Pride Petroleum Services 9.38% 05/01/07 ........         25,000         26,938
Primark 8.75% 10/15/00 .........................         25,000         25,438
Ralphs Grocery 10.45% 06/15/04 .................         50,000         56,250
Reliant Building 10.88% 05/01/04 ...............        100,000        104,000
Rogers Cable Systems 9.63% 08/01/02 ............         25,000         26,500
Rogers Communications 8.88% 07/15/07 ...........         25,000         25,063
Trump-Atlantic City 11.25% 05/01/06 ............         50,000         49,625
United Refining 10.75% 06/15/07 ................        100,000        105,000
Westinghouse Air Brakes 9.38% 06/15/05 .........         25,000         26,188
William Carter 10.38% 12/01/06 .................         25,000         26,188
                                                                    ----------
                                                                     1,981,262
                                                                    ----------
Total Bonds (cost $5,226,751) ..................                     5,252,756
                                                                    ----------

                                                         Principal  Market Value
                                                           Amount     (U.S. $)
                                                        ----------  ------------
REPURCHASE AGREEMENTS - 12.20%
With Chase Manhattan Bank 5.68% 12/01/97
 (dated 11/28/97, collateralized by
 $681,000 U.S. Treasury Notes 8.25%
 due 07/15/98, market value $712,346) ..........     $  697,000     $  697,000
With JP Morgan Securities 5.70% 12/01/97
 (dated 11/28/97, collateralized by
 $428,000 U.S. Treasury Notes 5.125%
 due 02/28/98, market value $432,703
 and $256,000 U.S. Treasury Notes
 5.125% due 04/30/98, market
 value $257,002)  ..............................        676,000        676,000
With PaineWebber 5.68% 12/01/97
 (dated 11/28/97, collateralized by
 $670,000 U.S. Treasury Notes 6.25%
 due 06/30/98, market value $690,044) ..........        676,000        676,000
                                                                    ----------
Total Repurchase Agreements
 (cost $2,049,000)  ............................                     2,049,000
                                                                    ----------

TOTAL MARKET VALUE OF SECURITIES - 99.24%
 (cost $15,377,472) .........................................      $16,659,801
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.76% .....          128,401
                                                                   -----------
NET ASSETS APPLICABLE TO 1,195,382 SHARES ($.01 PAR VALUE)
OUTSTANDING - 100.00% .......................................      $16,788,202
                                                                   ===========
NET ASSET VALUE - GLOBAL ASSETS SERIES
 A CLASS ($6,939,413 / 493,775 shares) ......................           $14.05
                                                                        ======
NET ASSET VALUE - GLOBAL ASSETS SERIES
 B CLASS ($4,445,309 / 316,677 shares) ......................           $14.04
                                                                        ======
NET ASSET VALUE - GLOBAL ASSETS SERIES
 C CLASS ($3,093,857 / 221,134 shares) ......................           $13.99
                                                                        ======
NET ASSET VALUE - GLOBAL ASSETS SERIES
 INSTITUTIONAL CLASS ($2,309,623 / 163,796 shares) ..........           $14.10
                                                                        ======

22 for international diversification

Global Assets Series
Statement of Net Assets (Continued)
                                                                   Market Value
                                                                     (U.S. $)
COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common stock, $.01 par value, 500,000,000 shares authorized
 to the Series with 50,000,000 shares allocated to Global
 Assets Series A Class, 25,000,000 shares allocated to
 Global Assets Series B Class, 25,000,000 shares allocated
 to Global Assets Series C Class, and 50,000,000 shares
 allocated to Global Assets Series Institutional Class ..........  $14,016,067
Undistributed net investment income .............................       30,654
Accumulated net realized gain on investments ....................    1,460,656
Net unrealized appreciation of investments and foreign currencies    1,280,825
                                                                   -----------
Total net assets ................................................  $16,788,202
                                                                   -----------
------------------
*  Non-income producing securities.
** Principal amount is stated in the currency in which each bond is denominated.

    Gbp - British Pounds           Jpy  - Japanese Yen
    C$  - Canadian Dollars         NZ$  - New Zealand Dollar
    Nlg - Dutch Gilders             Sk  - Swedish Kroner
    Dem - German Deutsche Marks      $  - U.S. Dollars
    Itl - Italian Lira

+ Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
ADR - American Depository Receipt
GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 GLOBAL ASSETS SERIES
Net asset value A Class (A) .........................................   $14.05
Sales charge (4.75% of offering price or 4.98% of the amount invested
 per share)(B) ......................................................     0.70
                                                                        ------
Offering price ......................................................   $14.75
                                                                        ======
------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current prospectus for purchases of $100,000 or more.

                            See accompanying notes

 Delaware Group
 Global & International Funds, Inc. -
 Global Bond Series
 Statement of Net Assets
 November 30, 1997
                                                         Principal  Market Value
                                                          Amount*     (U.S. $)
 BONDS - 93.54%
 Canada - 8.53%
 Autobahn Schnell 8.50% 3/3/03 ................          C$60,000     $   47,476
 Deutsche Bank 7.00% 1/7/04                               200,000        149,563
 Export-Inport Bank of Japan 7.75% 10/8/02 ....           270,000        206,413
 General Electric Capital of Canada 7.125%
  2/12/04 .....................................            80,000         60,176
 Government of Canada 10.25% 3/15/14 ..........           250,000        257,092
 Japan Highway 7.875% 9/27/02 .................           500,000        384,001
 KFW International Finance 6.50% 12/28/01 .....           120,000         87,368
 Kingdom of Norway 8.375% 1/27/03 .............           120,000         94,583
 Ontario Hydro 10.00% 3/19/01 .................           270,000        217,077
                                                                      ----------
                                                                       1,503,749
                                                                      ----------
 Denmark - 1.82%
 Kingdom of Denmark 7.00% 11/15/07 ............       Dk2,000,000        321,405
                                                                      ----------
                                                                         321,405
                                                                      ----------
 Germany - 13.02%
 Abbey National Treasury 5.625% 9/30/02 .......       Dem 500,000        290,274
 Baden Wurt L-Finance NV 5.25% 9/26/01 ........           600,000        344,417
 Baden Wurt L-Finance NV 6.625% 8/20/03 .......            75,000         45,178
 Bundesrepblik Deutscheland 8.375% 5/21/01 ....           490,000        309,082
 Deutsche Pfandbrief Hypotheken 5.625%
  2/7/03 ......................................           200,000        115,259
 International Bank Reconstruction &
 Development 6.125% 9/27/02 ...................           600,000        354,690
 Republic of Austria 7.25% 5/3/07 .............           500,000        315,928
 Republic of Finland 5.50% 2/9/01 .............           900,000        520,197
                                                                      ----------
                                                                       2,295,025
                                                                      ----------
 Italy - 7.87%
 Italian Government 9.50% 2/1/01 ..............Itl  1,000,000,000        648,135
 Italian Government 12.00% 1/1/03 .............     1,000,000,000        739,377
                                                                      ----------
                                                                       1,387,512
                                                                      ----------
 Japan - 5.16%
 Federal National Mortgage Association 2.00%
  12/20/99 ....................................   Jpy  60,000,000        483,180
 International Bank of Reconstruction &
 Development 4.50% 6/20/00 ....................        25,000,000        214,894
 Republic of Italy 3.50% 6/20/01 ..............        25,000,000        212,571
                                                                      ----------
                                                                         910,645
                                                                      ----------
 Netherlands - 7.92%
 Netherlands Government 9.00% 5/15/00 .........   Nlg   1,000,000        553,432
 Netherlands Government 7.50% 1/15/23 .........         1,400,000        842,746
                                                                      ----------
                                                                       1,396,178
                                                                      ----------
 New Zealand - 9.51%
 Government of New Zealand 6.50% 2/15/00 ......    NZ$   200,000         122,271
 Government of New Zealand 8.00% 2/15/01 ......          900,000         572,677
 Government of New Zealand 8.00% 4/15/04 ......        1,500,000         981,632
                                                                      ----------
                                                                       1,676,580
                                                                      ----------
                                          for international diversification 23

Global Bond Series
Statement of Net Assets (Continued)
BONDS (Continued)

                                                      Principal    Market Value
                                                       Amount*       (U.S. $)
                                                     ----------    ------------


Spain - 2.86%
Bonos Y Obligation del Estado 0.0% 1/31/01 .....   Sp25,000,000    $   166,605
Bonos Y Obligation Del Estado 0.0% 1/31/08 .....     50,000,000        337,873
                                                                   -----------
                                                                       504,478
                                                                   -----------
Sweden - 2.87%
Swedish Government 13.00% 6/15/01 ..............   Sk 1,300,000        205,769
Swedish Government 10.25% 5/5/03 ...............      1,000,000        154,432
Swedish Government 8.00% 8/15/07 ...............      1,000,000        145,774
                                                                   -----------
                                                                       505,975
                                                                   -----------
United Kingdom - 7.17%
Abbey National Treasury 8.00% 4/2/03 ...........   Gbp   40,000         69,502
Depfa Finance 7.125% 11/11/03 ..................        220,000        370,187
Glaxo Wellcome 8.75% 12/1/05 ...................        230,000        423,918
Ontario Province 6.875% 9/15/00 ................         85,000        141,501
SmithKline Beecham Notes 8.375% 12/29/00 .......        150,000        259,050
                                                                   -----------
                                                                     1,264,158
                                                                   -----------
United States - 26.81%
J. Sainsbury 6.25% 3/27/02 .....................    $   100,000         99,250
Korea Electric Power 6.375% 12/1/03 ............        200,000        179,250
Matsushita Electric 7.25% 8/1/02 ...............        200,000        206,875
Republic of Finland 7.875% 7/28/04 .............        200,000        218,125
U.S. Treasury Bonds 13.375% 8/15/01 ............      1,500,000      1,875,960
U.S. Treasury Note 5.625% 11/30/98 .............        300,000        299,754
U.S. Treasury Note 7.50% 11/15/01 ..............        500,000        528,735
U.S. Treasury Note 6.25% 2/15/03 ...............        700,000        712,334
U.S. Treasury Note 6.25% 2/15/07 ...............        200,000        204,894
U.S. Treasury Inflation Index 3.375% 1/15/07 ...        405,968        400,638
                                                                   -----------
                                                                     4,725,815
                                                                   -----------
Total Bonds (cost $16,674,985) .................                    16,491,520
                                                                   -----------

REPURCHASE AGREEMENTS - 3.57%
With Chase Manhattan 5.68% 12/01/97
 dated 11/28/97, collateralized by
 $209,000 U.S. Treasury Notes 8.25% due
 07/15/98 market value $218,675) ...................      214,000      214,000
With JP Morgan Securities 5.70% 12/01/97
 (dated 11/28/97, collateralized by
 $131,000 U.S. Treasury Notes 5.125% due
 02/28/98 market value $132,831
 and $79,000 U.S. Treasury Notes 5.125% due
 04/30/98 market value $78,894) ....................      208,000      208,000
With PaineWebber 5.68% 12/01/97 (dated
 11/28/97, collateralized by $206,000 U.S. .........
 Treasury Notes 6.25% due 06/30/98 market
 value $211,829 )  .................................      207,000      207,000
                                                                       -------
Total Repurchase Agreements (cost $629,000) ........                   629,000
                                                                       -------

TOTAL MARKET VALUE OF SECURITIES - 97.11%
 (cost $17,303,985) ........................................       $17,120,520
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.89% ....           508,906
                                                                   -----------
NET ASSETS APPLICABLE TO 1,632,202 SHARES ($.01 PAR
 VALUE) OUTSTANDING - 100.00% ..............................       $17,629,426
                                                                   ===========

NET ASSET VALUE - GLOBAL BOND SERIES A CLASS
 ($4,567,271 / 423,343 shares) .............................            $10.79
                                                                        ======
NET ASSET VALUE - GLOBAL BOND SERIES B CLASS
 ($1,080,843 / 100,165 shares) .............................            $10.79
                                                                        ======
NET ASSET VALUE - GLOBAL BOND SERIES C CLASS
 ($702,857 / 65,470 shares) ................................            $10.74
                                                                        ======
NET ASSET VALUE - GLOBAL BOND SERIES INSTITUTIONAL CLASS
 ($11,278,455 / 1,043,224 shares) ..........................            $10.81
                                                                        ======

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common stock, $.01 par value, 500,000,000 shares
 authorized to the Series with 50,000,000 shares
 allocated to Global Bond Series A Class, 25,000,000
 shares allocated to Global Bond Series B Class, 25,000,000
 shares allocated to Global Bond Series C Class, and
 50,000,000 shares allocated to Global Bond Series
 Institutional Class .........................................   $ 17,870,968
Distributions in excess of net investment income .............       (104,026)
Accumulated net realized gain on investments .................         40,498
Net unrealized depreciation of investments and foreign
 currencies ..................................................       (178,014)
                                                                 ------------
Total net assets .............................................   $ 17,629,426
                                                                 ============
--------------
* Principal amount is stated in the currency in which each bond is denominated.

  Gbp - British Pounds        Jpy - Japanese Yen
  C$  - Canadian Dollars      NZ$ - New Zealand Dollars
  Dk  - Danish Krona           Sp - Spanish Pesetas
  Nlg - Dutch Gilders          Sk - Swedish Kroner
  Dem - German Deutsche Marks   $ - U.S. Dollars
  Itl - Italian Lire


NET ASSET VALUE AND OFFERING PRICE
 PER SHARE - GLOBAL BOND SERIES
Net asset value A Class (A) .......................................     $10.79
Sales charge (4.75% of offering price or 5.00% of the amount
invested per share)(B) ............................................       0.54
                                                                        ------
Offering price ....................................................     $11.33
                                                                        ======
--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current prospectus for purchases of $100,000 or more.

                               See accompanying notes

24 for international diversification

Delaware Group Global & International Funds, Inc.
Emerging Markets Series
Statement of Net Assets
November 30, 1997


                                                         Number    Market Value
                                                        of Shares     (U.S. $)
                                                        ---------  ------------
 COMMON STOCK - 91.70%
 Argentina - 4.24%
 Central Puerto S.A. Class B .....................        80,000   $   216,479
 Transportadora de Gas del sur,S.A. Class B ......        70,600       151,845
 YPF Sociedad Anonima ............................        10,000       335,625
                                                                   -----------
                                                                       703,949
                                                                   -----------
 Brazil - 12.70%
 Aracruz Celulose S.A. ADR .......................        11,250       161,719
 Centrais Electricas de Santa Catarina S.A. GDR ..         1,000       104,000
 COMPANHIA ENERGETICA DE MINAS GERAIS S.A. GDR ...         7,550       363,910
 Companhia Paranaense de Energia Copel S.A. ADR ..         7,878       118,662
 Elevadores Atlas S.A ............................        18,000       235,337
 Lojas Renner S.A ................................     4,100,000       121,811
 Metalurgica Gerdau ..............................   110,387,018       309,142
*Rossi Residential GDR ...........................        24,800       151,900
 TELECOMMUNICACOES BRASILEIRAS S.A. ADR ..........         4,350       454,031
 Usinas Siderurgicas de Minas Gerais S.A. ADR ....        13,370        86,103
                                                                   -----------
                                                                     2,106,615
                                                                   -----------
 Chile - 4.48%
 Administradora de Fondos de Pensiones Provida
 S.A. ADR ........................................        15,100       258,588
 Banco BHIF ADR ..................................        13,000       224,250
 Empresa Nacional Electricidad S.A. ADR ..........        14,050       260,803
                                                                   -----------
                                                                       743,641
                                                                   -----------
 Egypt - 1.93%
*Paints and Chemical GDR .........................        32,000       320,000
                                                                   -----------
                                                                       320,000
                                                                   -----------
 Germany - 0.30%
*Egis RT .........................................         1,150        48,899
                                                                   -----------
                                                                        48,899
                                                                   -----------
 Greece - 3.33%
 Attica Enterprises S.A ..........................        28,775       309,347
 Hellenic Bottling Company S.A ...................        10,280       242,206
                                                                   -----------
                                                                       551,553
                                                                   -----------
 Hong Kong - 6.35%
*First Tractor ...................................       434,000       258,256
*Guangdong Kelon Electric Holding ................       229,000       254,764
*Guangshen Railway ...............................     1,150,000       245,463
*Shenzhen Expressway .............................     1,674,000       294,509
                                                                   -----------
                                                                     1,052,992
                                                                   -----------
 Hungary - 2.10%
*Magyar Tavkozlesi ADR ...........................         7,725       156,431
 Mol Magyar Olaj-es GDR ..........................         9,150       192,150
                                                                   -----------
                                                                       348,581
                                                                   -----------
 India - 8.75%
 Gujarat Ambuja Cement GDR .......................        14,600       116,800
 India Fund, (The)  ..............................        50,560       341,280
 Larsen & Toubro GDR .............................        16,200       159,975

--------
Top 10 stock holdings, representing 24.6% of net assets, are in boldface.

                                                         Number    Market Value
                                                        of Shares     (U.S. $)
                                                        ---------  ------------
 India (Continued)
 TATA ENGINEERING & LOCOMOTIVE LIMITED GDR .....         48,300     $  468,510
*VIDESH SANCHAR NIGAM LIMITED ..................         27,500        364,375
                                                                    ----------
                                                                     1,450,940
                                                                    ----------
 Indonesia - 0.91%
*PT Bank Dagang National .......................        716,750         78,332
 PT Semen Gresik ...............................         52,000         36,584
 PT United Tractors ............................         77,000         35,764
                                                                    ----------
                                                                       150,680
                                                                    ----------
 Israel - 4.13%
 Bank Hapoalim .................................        120,000        293,167
 ISRAEL CHEMICALS LIMITED ......................        298,581        392,586
                                                                    ----------
                                                                       685,753
                                                                    ----------
 Malaysia - 8.45%
 Leader Universal Holdings .....................         89,000         30,427
 Petronas Dagangan Berhad ......................        306,000        294,667
 Public Finance Berhad .........................        105,000         34,701
 Resorts World Berhad ..........................        224,000        319,088
 ROTHMANS OF PALL MALL BERHAD ..................         58,000        512,251
 Sime Darby Berhad .............................        210,000        209,402
                                                                    ----------
                                                                     1,400,536
                                                                    ----------
 Mexico - 7.14%
 ALFA, S.A. DE C.V. CLASS A ....................         55,015        413,466
 Cemex S.A. de C.V. Class B ....................         36,000        177,308
*Grupo Minsa ADR ...............................         13,000         97,500
*Grupo Minsa S.A. Class C ......................        117,000         82,525
 VITRO S.A. ADR ................................         31,900        412,706
                                                                    ----------
                                                                     1,183,505
                                                                    ----------
 Peru - 3.65%
 Banco de Credito del Peru .....................        113,380        129,149
 Cementos Lima S.A .............................         14,085        279,475
 Creditcorp Limited ............................         10,750        196,188
                                                                    ----------
                                                                       604,812
                                                                    ----------
 Poland - 2.12%
 ELEKTRIM SPOLKA AKCYJNA .......................         36,500        351,409
                                                                    ----------
                                                                       351,409
                                                                    ----------
 Russia - 4.12%
 Gazprom ADR ...................................          5,000        106,875
 Gazprom ADR Reg. S ............................          4,200         89,754
 Lukoil Holding ADR ............................          3,100        249,736
*Mosenergo ADR .................................          6,600        237,138
                                                                    ----------
                                                                       683,503
                                                                    ----------
 Slovenia - 0.79%
*Blagovno Trgovinski Center GDR ................          9,615         75,959
 SKB Banka GDR .................................          4,000         55,500
                                                                    ----------
                                                                       131,459
                                                                    ----------
                                          for international diversification 25

Emerging Markets Series
Statement of Net Assets (Continued)
Common Stock (Continued)

                                                         Number    Market Value
                                                        of Shares     (U.S. $)
                                                        ---------  ------------
 South Africa - 6.05%
 Amalgamated Banks of South Africa .............         34,000     $  209,500
 Anglo American Corporation of South
 Africa Limited ................................          7,500        312,210
 Sappi Limited .................................         39,600        221,564
 Sasol Limited .................................         25,800        260,260
                                                                    ----------
                                                                     1,003,534
                                                                    ----------
 South Korea - 1.01%
 Cho Hung Bank Limited GDR .....................          3,955          9,492
 Pohang Iron & Steel Limited ADR ...............          4,060        157,957
                                                                    ----------
                                                                       167,449
                                                                    ----------
 Taiwan - 3.14%
 Asia Cement GDR ...............................         24,000        276,000
*Yageo GDR .....................................         21,000        244,230
                                                                    ----------
                                                                       520,230
                                                                    ----------
 Thailand - 3.95%
 Hana Microelectronics Public Co. Limited ......         94,200        245,337
 K.R. Precision ................................         21,100        132,717
*Ruang Khao 2 Fund .............................      1,003,100        118,302
 Thai Reinsurance Public Co. Limited ...........         86,000        158,477
                                                                    ----------
                                                                       654,833
                                                                    ----------
 Turkey - 2.06%
*NETAS-NORTHERN ELECKRIK TELEKOMUNIKAYSON A.S ..        870,000        342,319
                                                                    ----------
                                                                       342,319
                                                                    ----------
 Total Common Stock (cost $18,005,344) .........                    15,207,192
                                                                    ----------

 WARRANTS - 0.02%
 Hong Kong - 0.01%
*Guangdong Investment 7/99 .....................         14,800          2,144
                                                                    ----------
                                                                         2,144
                                                                    ----------
 Indonesia - 0.01%
*PT Bank Dagang Nasional 2/14/00 ...............         68,250            895
                                                                    ----------
                                                                           895
                                                                    ----------
 Total Warrants (cost $0) ......................                         3,039
                                                                    ----------

                                                       Principal
                                                         Amount
REPURCHASE AGREEMENTS - 6.84%
With Chase Manhattan 5.68% 12/01/97
 (dated 11/28/97, collateralized by
 $377,000 U.S. Treasury Notes 8.25% due
 07/15/98 market value $394,589) .................    $  387,000       387,000
With JP Morgan Securities 5.70% 12/01/97
 (dated 11/28/97, collateralized by
 $237,000 U.S. Treasury Notes 5.125%
 due 02/28/98 market value $239,686
 and $142,000 U.S. Treasury Notes 5.125%
 due 04/30/98 market value $142,361) .............       374,000       374,000
With PaineWebber 5.68% 12/01/97
 (dated 11/28/97, collateralized by
 $371,000 U.S. Treasury Notes 6.25% due
 06/30/98 market value $382,235) .................       374,000       374,000
                                                                    ----------
Total Repurchase Agreements (cost $1,135,000) ....                   1,135,000
                                                                    ----------

TOTAL MARKET VALUE OF SECURITIES - 98.56%
 (cost $19,140,344)  ........................................      $16,345,231
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.44% .....          238,856
                                                                   -----------
NET ASSETS APPLICABLE TO SHARES 1,628,993 ($.01 PAR VALUE)
 OUTSTANDING - 100.00%  .....................................      $16,584,087
                                                                   ===========

NET ASSET VALUE - EMERGING MARKETS SERIES A CLASS
 ($9,664,905 / 947,271 shares) ..............................           $10.20
                                                                        ======
NET ASSET VALUE - EMERGING MARKETS SERIES B CLASS
 ($3,483,897 / 344,478 shares) ..............................           $10.11
                                                                        ======
NET ASSET VALUE - EMERGING MARKETS SERIES C CLASS
 ($1,518,645 / 150,168 shares) ..............................           $10.11
                                                                        ======
NET ASSET VALUE - EMERGING MARKETS SERIES INSTITUTIONAL CLASS
 ($1,916,640 / 187,076 shares) ..............................           $10.25
                                                                        ======

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common stock, $.01 par value, 500,000,000 shares
 authorized to the Series with 50,000,000 shares
 allocated to Emerging Markets Series A Class, 25,000,000
 shares allocated to Emerging Markets Series B Class, 25,000,000 shares allocated to Emerging Markets Series C Class, and
 50,000,000 shares allocated to Emerging Markets Series
 Institutional Class ............................................  $ 18,563,263
Accumulated net realized gain on investments ....................       817,175
Net unrealized depreciation of investments and foreign currencies    (2,796,351)
                                                                   ------------
Total net assets ................................................  $ 16,584,087
                                                                   ============
------------
* Non-income producing securities
  ADR - American Depository Receipt
  GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
EMERGING MARKETS SERIES
Net asset value A Class (A)  .......................................    $10.20
Sales charge (4.75% of offering price or 5.00% of the amount
invested per share)(B)  ............................................      0.51
                                                                        ------
Offering price .....................................................    $10.71
                                                                        ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current prospectus for purchases of $100,000 or more.

                            See accompanying notes

26 for international diversification

Delaware Group Global & International Funds, Inc.
Statements of Operations
Year Ended November 30, 1997

                                                        International Equity  Global Assets    Global Bond     Emerging Markets
                                                               Series            Series           Series             Series
                                                        --------------------  -------------    -----------     ----------------
INVESTMENT INCOME:
Interest .............................................      $   737,338       $   527,224       $ 1,054,746       $   105,525
Dividends ............................................        5,762,848           249,914              --             289,369
Foreign tax withheld .................................         (525,444)          (13,954)           (1,657)          (20,260)
                                                            -----------       -----------       -----------       -----------
                                                              5,974,742           763,184         1,053,089           374,634
                                                            -----------       -----------       -----------       -----------

EXPENSES:
Management fees ......................................        1,412,913           126,579           111,059           185,509
Custodian fees .......................................          108,748            37,872            15,488            29,155
Dividend disbursing and transfer agent
    fees and expenses ................................          853,597            69,581            34,639            70,172
Distribution expense .................................          614,964            89,193            31,013            57,194
Registration fees ....................................           84,273            36,300            59,777            51,271
Reports and statements to shareholders ...............           68,021             7,437             6,080            11,285
Accounting fees and salaries .........................           98,192             8,136             7,392             8,262
Professional fees ....................................           12,999            10,584             2,825            13,827
Directors' fees ......................................            4,255             1,641             1,599             1,587
Taxes (other than taxes on income) ...................            1,735             1,917                81               949
Amortization of organization expenses ................               56             9,236             9,439            29,599
Other ................................................           34,890            10,200            10,292             4,419
                                                            -----------       -----------       -----------       -----------
                                                              3,294,643           408,676           289,684           463,229
Less expenses absorbed by Delaware International
 Advisers Ltd. .......................................          (12,818)         (155,671)         (118,348)         (151,196)
                                                            -----------       -----------       -----------       -----------
Total Expenses .......................................        3,281,825           253,005           171,336           312,033
                                                            -----------       -----------       -----------       -----------
  NET INVESTMENT INCOME ..............................        2,692,917           510,179           881,753            62,601
                                                            -----------       -----------       -----------       -----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investment transactions ..........................        2,401,146         1,463,745            38,395           821,896
    Foreign currencies ...............................        3,768,554          (113,295)           81,258           (64,711)
                                                            -----------       -----------       -----------       -----------
    Net realized gain ................................        6,169,700         1,350,450           119,653           757,185

Net change in unrealized appreciation/depreciation of
    investments and foreign currencies during the year       (7,483,373)         (605,292)         (648,055)       (2,722,301)
                                                            -----------       -----------       -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCIES ............       (1,313,673)          745,158          (528,402)       (1,965,116)
                                                            -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................      $ 1,379,244       $ 1,255,337       $   353,351       $(1,902,515)
                                                            ===========       ===========       ===========       ===========

                            See accompanying notes
                                         for international diversification  27


Delaware Group Global & International Funds, Inc.
Statements Of Changes In Net Assets

                                                         Year Ended                             Year Ended
                                                11/30/97           11/30/96            11/30/97            11/30/96
                                           ---------------------------------       ---------------------------------
                                               International Equity Series                Global Assets Series
                                           ---------------------------------       ---------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income ...............      $   2,692,917       $   1,741,454       $     510,179       $     501,965
Net realized gain on investments
 and foreign currencies .............          6,169,700           2,397,646           1,350,450              99,273
Net change in unrealized
 appreciation/depreciation
 on investments and foreign
 currencies during the period .......         (7,483,373)         18,843,223            (605,292)          1,712,261
                                           -------------       -------------       -------------       -------------
Net increase (decrease) in net
 assets resulting from operations ...          1,379,244          22,982,323           1,255,337           2,313,499
                                           -------------       -------------       -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 A Class ............................         (2,797,661)         (1,501,747)           (336,743)           (212,365)
 B Class ............................           (314,247)            (74,702)           (127,562)            (51,947)
 C Class ............................            (67,804)             (3,258)            (52,779)             (9,120)
 Institutional Class ................         (1,209,385)           (392,431)            (87,203)            (75,192)
Net realized gain on
 investment transactions:
 A Class ............................           (123,938)           (745,692)            (45,735)            (74,656)
 B Class ............................            (15,415)            (44,400)            (17,933)            (16,187)
 C Class ............................             (2,682)               (178)             (4,527)               (183)
 Institutional Class ................            (46,296)           (141,939)             (8,230)            (53,001)
                                           -------------       -------------       -------------       -------------
                                              (4,577,428)         (2,904,347)           (680,712)           (492,651)
                                           -------------       -------------       -------------       -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ............................         95,608,942          38,422,216           3,460,095           8,438,344
 B Class ............................         50,802,495           6,523,042           2,221,214           4,060,119
 C Class ............................         19,377,282           1,845,151           1,859,189           1,143,923
 Institutional Class ................         54,385,504          26,182,932             213,172             331,779
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realize
 gain on investment transactions:
 A Class ............................          2,781,683           2,118,387             375,195             282,156
 B Class ............................            301,251             111,164             140,100              65,864
 C Class ............................             67,923               3,130              53,622               8,954
 Institutional Class ................          1,248,194             528,525              95,433             128,194
                                           -------------       -------------       -------------       -------------
                                             224,573,274          75,734,547           8,418,020          14,459,333
                                           -------------       -------------       -------------       -------------
Cost of shares repurchased:
 A Class ............................        (75,048,166)        (27,755,641)         (8,950,771)         (1,051,829)
 B Class ............................        (29,347,424)           (521,619)         (2,858,059)           (348,362)
 C Class ............................         (9,214,761)            (74,679)           (124,369)            (64,066)
 Institutional Class ................        (16,596,084)         (8,689,470)           (334,720)           (683,685)
                                           -------------       -------------       -------------       -------------
                                            (130,206,435)        (37,041,409)        (12,267,919)         (2,147,942)
                                           -------------       -------------       -------------       -------------
Increase (decrease) in net
 assets derived from capital
 share transactions .................         94,366,839          38,693,138          (3,849,899)         12,311,391
                                           -------------       -------------       -------------       -------------
NET INCREASE (DECREASE)
 IN NET ASSETS ......................         91,168,655          58,771,114          (3,275,274)         14,132,239

NET ASSETS:
Beginning of period .................        136,158,064          77,386,950          20,063,476           5,931,237
                                           -------------       -------------       -------------       -------------
End of period .......................      $ 227,326,719       $ 136,158,064       $  16,788,202       $  20,063,476
                                           =============       =============       =============       =============

                          RESTUBBED FROM TABLE ABOVE

                                                                                                      6/10/96*
                                                      Year Ended                  Year Ended             to
                                             11/30/97           11/30/96           11/30/97           11/30/96
                                           -------------------------------      -------------------------------
                                                  Global Bond Series                 Emerging Markets Series
                                           -------------------------------      -------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income ...............      $    881,753       $    278,433       $     62,601       $     32,304
Net realized gain on investments
 and foreign currencies .............           119,653             50,372            757,185             28,782
Net change in unrealized
 appreciation/depreciation
 on investments and foreign
 currencies during the period .......          (648,055)           400,732         (2,722,301)           (74,050)
                                           ------------       ------------       ------------       ------------
Net increase (decrease) in net
 assets resulting from operations ...           353,351            729,537         (1,902,515)           (12,964)
                                           ------------       ------------       ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 A Class ............................          (305,700)          (139,610)            (2,696)              --
 B Class ............................           (63,377)           (25,740)              --                 --
 C Class ............................           (31,300)            (4,004)              --                 --
 Institutional Class ................          (651,174)          (152,736)            (9,242)              --
Net realized gain on
 investment transactions:
 A Class ............................           (12,933)           (29,823)           (20,222)              --
 B Class ............................            (2,428)            (3,812)            (2,270)              --
 C Class ............................              (424)              (227)            (1,540)              --
                                           ------------       ------------       ------------       ------------
 Institutional Class ................           (23,842)           (32,515)           (27,727)              --
                                           ------------       ------------       ------------       ------------
                                             (1,091,178)          (388,467)           (63,697)              --
                                           ------------       ------------       ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ............................         2,749,127          2,975,307         16,953,861          3,468,879
 B Class ............................           716,211            604,051          5,637,884            280,706
 C Class ............................           601,901            103,594          1,675,859            215,531
 Institutional Class ................         5,493,756          6,958,524          2,304,964          3,760,583
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realize
 gain on investment transactions:
 A Class ............................           261,143            155,552             22,478               --
 B Class ............................            48,687             17,929              2,081               --
 C Class ............................            30,822              3,929              1,540               --
 Institutional Class ................           674,758            183,302             36,969               --
                                           ------------       ------------       ------------       ------------
                                             10,576,405         11,002,188         26,635,636          7,725,699
                                           ------------       ------------       ------------       ------------
Cost of shares repurchased:
 A Class ............................        (1,684,418)          (670,947)        (8,593,077)          (939,883)
 B Class ............................          (341,785)           (59,739)        (1,724,911)              --
 C Class ............................           (30,665)              (247)          (128,601)           (14,851)
 Institutional Class ................        (1,151,567)        (1,518,887)        (4,355,115)           (41,634)
                                           ------------       ------------       ------------       ------------
                                             (3,208,435)        (2,249,820)       (14,801,704)          (996,368)
                                           ------------       ------------       ------------       ------------
Increase (decrease) in net
 assets derived from capital
 share transactions .................         7,367,970          8,752,368         11,833,932          6,729,331
                                           ------------       ------------       ------------       ------------
NET INCREASE (DECREASE)
 IN NET ASSETS ......................         6,630,143          9,093,438          9,867,720          6,716,367

NET ASSETS:
Beginning of period .................        10,999,283          1,905,845          6,716,367               --
                                           ------------       ------------       ------------       ------------
End of period .......................      $ 17,629,426       $ 10,999,283       $ 16,584,087       $  6,716,367
                                           ============       ============       ============       ============

------------------
*Date of commencement of trading.
See accompanying notes

28 for international diversification

Delaware Group Global & International Funds, Inc.
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                     International Equity Series A Class
                                                                             ------------------------------------------------
                                                                                                Year Ended
                                                                             11/30/97  11/30/96  11/30/95  11/30/94  11/30/93
Net asset value, beginning of period ......................................   $14.640   $12.190   $11.920   $11.250    $9.590

Income from investment operations:
    Net investment income(1) ..............................................     0.220     0.490     0.297     0.140     0.499
    Net realized and unrealized gain on investments and foreign currencies      0.245     2.385     0.628     0.895     1.636
                                                                             --------  --------  --------  --------  --------
    Total from investment operations ......................................     0.465     2.875     0.925     1.035     2.135
                                                                             --------  --------  --------  --------  --------


Less dividends and distributions:
    Dividends from net investment income ..................................    (0.435)   (0.280)   (0.185)   (0.225)   (0.475)
    Distributions from net realized gain on investment transactions .......    (0.020)   (0.145)   (0.470)   (0.140)     none
                                                                             --------  --------  --------  --------  --------
    Total dividends and distributions .....................................    (0.455)   (0.425)   (0.655)   (0.365)   (0.475)
                                                                             --------  --------  --------  --------  --------
Net asset value, end of period ............................................   $14.650   $14.640   $12.190   $11.920   $11.250
                                                                             ========  ========  ========  ========  ========

Total return(2) ...........................................................     3.27%    24.22%     8.17%     9.23%    23.08%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ...............................  $112,425   $89,177   $62,251   $53,736   $31,673
    Ratio of expenses to average net assets ...............................     1.70%     1.85%     2.07%     1.56%     1.25%
    Ratio of expenses to average net assets prior to expense limitation ...     1.71%     1.95%     2.07%     1.82%     2.16%
    Ratio of net investment income to average net assets ..................     1.46%     3.70%     2.57%     1.22%     3.91%
    Ratio of net investment income to average net assets prior to expense
       limitation .........................................................     1.45%     3.60%     2.57%     0.96%     3.00%
    Portfolio turnover ....................................................        8%        9%       21%       27%       24%
    Average commission rate paid(3) .......................................   $0.0198   $0.0243        NA        NA        NA

------------------
(1) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                          for international diversification 29

                                                             International Equity Series          International Equity Series
                                                                  B Class                               C Class
                                                       --------------------------------------     ----------------------------
                                                                                     9/6/94(1)                       11/29/95(2)
                                                                Year Ended              to            Year Ended         to
                                                       11/30/97  11/30/96  11/30/95  11/30/94     11/30/97  11/30/96  11/30/95
Net asset value, beginning of period ...............    $14.560   $12.130   $11.900   $12.860      $14.540   $12.190   $12.240

Income from investment operations:
    Net investment income(3) .......................      0.114     0.398     0.278     0.036        0.114     0.400     none
    Net realized and unrealized gain (loss)
     on investments and foreign currencies .........      0.246     2.377     0.567    (0.966)       0.246     2.375    (0.050)
                                                       --------  --------  --------  --------     --------  --------  --------
    Total from investment operations ...............      0.360     2.775     0.845    (0.930)       0.360     2.775    (0.050)
                                                       --------  --------  --------  --------     --------  --------  --------

Less dividends and distributions:
    Dividends from net investment income ...........     (0.340)   (0.200)   (0.145)   (0.030)      (0.340)   (0.280)    none
    Distributions from net realized gain on investment
     transactions ..................................     (0.020)   (0.145)   (0.470)    none        (0.020)   (0.145)    none
                                                       --------  --------  --------  --------     --------  --------  --------
    Total dividends and distributions ..............     (0.360)   (0.345)   (0.615)   (0.030)      (0.360)   (0.425)    none
                                                       --------  --------  --------  --------     --------  --------  --------
Net asset value, end of period .....................    $14.560   $14.560   $12.130   $11.900      $14.540   $14.540   $12.190
                                                       ========  ========  ========  ========     ========  ========  ========

Total return(4) ....................................      2.54%    23.38%     7.46%    (7.24%)       2.54%    23.39%       (5)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ........    $31,914   $10,878    $3,471      $624      $11,811    $1,909        $5
    Ratio of expenses to average net assets ........      2.40%     2.55%     2.77%     2.26%        2.40%     2.55%       (5)
    Ratio of expenses to average net assets
     prior to expense limitation ...................      2.41%     2.65%     2.77%     2.52%        2.41%     2.65%       (5)
    Ratio of net investment income to average
     net assets ....................................      0.76%     3.00%     1.87%     0.52%        0.76%     3.00%       (5)
    Ratio of net investment income to average
     net assets prior to expense limitation ........      0.75%     2.90%     1.87%     0.26%        0.75%     2.90%       (5)
    Portfolio turnover .............................         8%        9%       21%       27%           8%        9%       (5)
    Average commission rate paid(6) ................    $0.0198   $0.0243        NA        NA      $0.0198   $0.0243        NA

------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading.
(3) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(4) Does not include contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Class B and 1% for Class C shares.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

(6) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

30 for international diversification

                                                                             International Equity Series Institutional Class
                                                                             -----------------------------------------------
                                                                                                Year Ended
                                                                             11/30/97  11/30/96  11/30/95  11/30/94  11/30/93

Net asset value, beginning of period ......................................   $14.710   $12.240   $11.970   $11.290    $9.590

Income from investment operations:
    Net investment income(1) ..............................................     0.267     0.530     0.323     0.166     0.594
    Net realized and unrealized gain on investments and foreign currencies      0.238     2.405     0.637     0.899     1.581
                                                                             --------  --------  --------  --------  --------
    Total from investment operations ......................................     0.505     2.935     0.960     1.065     2.175
                                                                             --------  --------  --------  --------  --------

Less dividends and distributions:
    Dividends from net investment income ..................................    (0.475)   (0.320)   (0.220)   (0.245)   (0.475)
    Distributions from net realized gain on investment transactions .......    (0.020)   (0.145)   (0.470)   (0.140)     none
                                                                             --------  --------  --------  --------  --------
    Total dividends and distributions .....................................    (0.495)   (0.465)   (0.690)   (0.385)   (0.475)
                                                                             --------  --------  --------  --------  --------
Net asset value, end of period ............................................   $14.720   $14.710   $12.240   $11.970   $11.290
                                                                             ========  ========  ========  ========  ========

Total return ..............................................................     3.55%    24.68%     8.46%     9.47%    23.52%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ...............................   $71,177   $34,194   $11,660    $7,613    $3,959
    Ratio of expenses to average net assets ...............................     1.40%     1.55%     1.77%     1.26%     0.95%
    Ratio of expenses to average net assets prior to expense limitation ...     1.41%     1.65%     1.77%     1.52%     1.86%
    Ratio of net investment income to average net assets ..................     1.76%     4.00%     2.87%     1.52%     4.21%
    Ratio of net investment income to average net assets prior to expense
     limitation ...........................................................     1.75%     3.90%     2.87%     1.26%     3.30%
    Portfolio turnover ....................................................        8%        9%       21%       27%       24%
    Average commission rate paid(2) .......................................   $0.0198   $0.0243        NA        NA        NA

------------------
(1) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(2) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                          for international diversification 31

                                                               Global Assets Series A Class      Global Assets Series B Class
                                                               ----------------------------      ----------------------------
                                                                                  12/27/94(1)                       12/27/94(1)
                                                                    Year Ended        to              Year Ended        to
                                                               11/30/97  11/30/96  11/30/95      11/30/97  11/30/96  11/30/95
Net asset value, beginning of period ......................     $13.310   $11.900   $10.000       $13.300   $11.880   $10.000

Income from investment operations:
    Net investment income(2) ..............................      0.437      0.493     0.301         0.342     0.379     0.212
    Net realized and unrealized gain on investments and
     foreign currencies ...................................      0.843      1.572     1.839         0.848     1.606     1.848
                                                              --------   --------  --------      --------  --------  --------
    Total from investment operations ......................      1.280      2.065     2.140         1.190     1.985     2.060
                                                              --------   --------  --------      --------  --------  --------

Less dividends and distributions:
    Dividends from net investment income ..................     (0.490)    (0.385)   (0.240)       (0.400)   (0.295)   (0.180)
    Distributions from net realized gain on investment
     transactions .........................................     (0.050)    (0.270)    none         (0.050)   (0.270)    none
                                                              --------   --------  --------      --------  --------  --------

    Total dividends and distributions .....................     (0.540)    (0.655)   (0.240)       (0.450)   (0.565)   (0.180)
                                                              --------   --------  --------      --------  --------  --------
Net asset value, end of period ............................    $14.050    $13.310   $11.900       $14.040   $13.300   $11.880
                                                              ========   ========  ========      ========  ========  ========

Total return(3) ...........................................      9.91%     18.17%    21.48%         9.18%    17.32%    20.73%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ...............     $6,939    $11,878    $3,122        $4,445    $4,796      $613
    Ratio of expenses to average net assets ...............      1.25%      1.25%     1.25%         1.95%     1.95%      1.95%
    Ratio of expenses to average net assets prior
     to expense limitation ................................      2.16%      2.72%      7.55%        2.86%     3.42%      8.25%
    Ratio of net investment income to average net assets ..      3.24%      4.13%      4.75%        2.54%     3.43%      4.05%
    Ratio of net investment income (loss) to average net
     assets prior to expense limitation ...................      2.33%      2.66%     (1.55%)       1.63%     1.96%     (2.25%)
    Portfolio turnover ....................................        74%        34%        57%          74%       34%        57%
    Average commission rate paid(4) .......................    $0.0276    $0.0271         NA      $0.0276   $0.0271         NA

------------------
(1) Date of commencement of trading; ratios and total return have been annualized.
(2) Per share information for the year ended November 30, 1997, was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of Class A shares. Does not include contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Class B shares.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

32 for international diversification

                                                                                                    Global Assets Series
                                                             Global Assets Series C Class            Institutional Class
                                                             ----------------------------        ----------------------------
                                                                                  11/29/95(1)                       12/27/94(2)
                                                                    Year Ended        to              Year Ended        to
                                                               11/30/97  11/30/96  11/30/95      11/30/97  11/30/96  11/30/95

Net asset value, beginning of period ........................   $13.250   $11.890   $11.940       $13.340   $11.930   $10.000

Income from investment operations:
    Net investment income(3) ................................     0.341     0.446     none          0.478     0.567     0.473
    Net realized and unrealized gain (loss) on investments
     and foreign currencies .................................     0.849     1.534    (0.050)        0.857     1.533     1.697
                                                               --------  --------  --------      --------  --------  --------
    Total from investment operations ........................     1.190     1.980    (0.050)        1.335     2.100     2.170
                                                               ========  ========  ========      ========  ========  ========

Less dividends and distributions:
    Dividends from net investment income ....................    (0.400)   (0.350)    none         (0.525)   (0.420)   (0.240)
    Distributions from net realized gain on investment
     transactions ...........................................    (0.050)   (0.270)    none         (0.050)   (0.270)    none
                                                               --------  --------  --------      --------  --------  --------
    Total dividends and distributions .......................    (0.450)   (0.620)    none         (0.575)   (0.690)   (0.240)
                                                               --------  --------  --------      --------  --------  --------
Net asset value, end of period ..............................   $13.990   $13.250   $11.890       $14.100   $13.340   $11.930
                                                               ========  ========  ========      ========  ========  ========

Total return(4) .............................................     9.21%    17.33%       (5)        10.34%    18.38%    21.88%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .................    $3,094    $1,185        $5        $2,310    $2,203    $2,191
    Ratio of expenses to average net assets .................     1.95%     1.95%       (5)         0.95%     0.95%     0.95%
    Ratio of expenses to average net assets prior to expense
     limitation .............................................     2.86%     3.42%       (5)         1.86%     2.42%     7.25%
    Ratio of net investment income to average net assets ....     2.54%     3.43%       (5)         3.54%     4.43%     5.05%
    Ratio of net investment income (loss) to average net assets
     prior to expense limitation ............................     1.63%     1.96%       (5)         2.63%     2.96%    (1.25%)
    Portfolio turnover ......................................       74%       34%       (5)           74%       34%       57%
    Average commission rate paid(6) .........................   $0.0276   $0.0271        NA       $0.0276   $0.0271        NA

------------------
(1) Date of commencement of trading.
(2) Date of commencement of trading; ratios and total return have not been annualized.
(3) Per share information for the year ended November 30, 1997, was based on the average shares outstanding method.
(4) Does not include the contingent deferred sales charge of 1% for Class C shares.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes such ratios and total return for this relatively short period are not meaningful.
(6) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                          for international diversification 33
Financial Highlights (Continued)

                                                                Global Bond Series A Class        Global Bond Series B Class
                                                                --------------------------        --------------------------

                                                                                  12/27/94(1)                       12/27/94(1)
                                                                    Year Ended        to              Year Ended        to
                                                               11/30/97  11/30/96  11/30/95      11/30/97  11/30/96  11/30/95
Net asset value, beginning of period ........................   $11.480   $11.230   $10.000       $11.490   $11.230   $10.000

Income from investment operations:
    Net investment income(2) ................................     0.625     0.755     0.659         0.550     0.679     0.565
    Net realized and unrealized gain (loss) on investments
     and foreign currencies .................................    (0.505)    0.730     1.171        (0.511)    0.735     1.205
                                                               --------  --------  --------      --------  --------  --------
    Total from investment operations ........................     0.120     1.485     1.830         0.039     1.414     1.770
                                                               ========  ========  ========      ========  ========  ========

Less dividends and distributions:
    Dividends from net investment income ....................    (0.770)   (0.875)   (0.600)       (0.699)   (0.794)   (0.540)
    Distributions from net realized gain on investment
     transactions ...........................................    (0.040)   (0.360)    none         (0.040)   (0.360)    none
                                                               --------  --------  --------      --------  --------  --------
    Total dividends and distributions .......................    (0.810)   (1.235)   (0.600)       (0.739)   (1.154)   (0.540)
                                                               --------  --------  --------      --------  --------  --------
Net asset value, end of period ..............................   $10.790   $11.480   $11.230       $10.790   $11.490   $11.230
                                                               ========  ========  ========      ========  ========  ========

Total return(3) .............................................     1.24%    14.35%    18.79%         0.48%    13.51%    18.23%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .................    $4,567    $3,467      $889        $1,081      $707      $115
    Ratio of expenses to average net assets .................     1.25%     1.25%     1.25%         1.95%     1.95%     1.95%
    Ratio of expenses to average net assets prior to
     expense limitation .....................................     2.04%     5.00%    12.34%         2.74%     5.70%    13.04%
    Ratio of net investment income to average net assets ....     5.76%     6.82%     7.70%         5.06%     6.12%     7.00%
    Ratio of net investment income (loss) to average net
     assets prior to expense limitation .....................     4.97%     3.07%    (3.39%)        4.27%     2.37%    (4.09%)
    Portfolio turnover ......................................       76%       42%       98%           76%       42%       98%

------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for Class A shares and does not include contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Class B shares.

34 for international diversification

                                                                                             Global Bond Series
                                                  Global Bond Series C Class                 Institutional Class
                                                  --------------------------                 -------------------

                                                                         11/29/95(1)                            12/27/94(2)
                                                      Year Ended             to             Year Ended             to
                                                11/30/97     11/30/96     11/30/95     11/30/97     11/30/96     11/30/95
Net asset value, beginning of period ..........  $11.440      $11.240      $11.330      $11.520      $11.270      $10.000

Income from investment operations:
  Net investment income(3) ....................    0.551        0.680         none        0.658        0.788        0.782
  Net realized and unrealized gain (loss) on
   investments and foreign currencies .........   (0.512)       0.719       (0.036)      (0.515)       0.732        1.088
                                                 -------      -------      -------      -------       -------     -------
  Total from investment operations ............    0.039        1.399       (0.036)       0.143        1.520        1.870
                                                 -------      -------      -------      -------       -------     -------

Less dividends and distributions:
  Dividends from net investment income ........   (0.699)      (0.839)      (0.054)      (0.813)       (0.910)     (0.600)
  Distributions from net realized gain on
   investment transactions ....................   (0.040)      (0.360)        none       (0.040)       (0.360)       none
                                                 -------      -------      -------      -------       -------     -------
  Total dividends and distributions ...........   (0.739)      (1.199)      (0.054)      (0.853)       (1.270)     (0.600)
                                                 -------      -------      -------      -------       -------     -------
Net asset value, end of period ................  $10.740      $11.440      $11.240      $10.810       $11.520     $11.270
                                                 =======      =======      =======      =======       =======     =======

Total return(4) ...............................    0.49%       13.51%          (5)        1.45%        14.68%      19.21%

    Ratios and supplemental data:
Net assets, end of period (000 omitted) .......     $703         $118           $5      $11,278        $6,707        $897
Ratio of expenses to average net assets .......    1.95%        1.95%          (5)        0.95%         0.95%       0.95%
Ratio of expenses to average net assets prior to
 expense limitation ...........................    2.74%        5.70%          (5)        1.74%         4.70%      12.04%
Ratio of net investment income to average
 net assets ...................................    5.06%        6.12%          (5)        6.06%         7.12%       8.00%
Ratio of net investment income (loss) to average
 net assets prior to expense limitation .......    4.27%        2.37%          (5)        5.27%         3.37%      (3.09%)
Portfolio turnover ............................      76%          42%          (5)          76%           42%         98%

------------------
(1) Date of commencement of trading.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(4) Does not include the contingent deferred sales charge of 1% for C Class shares.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                                          for international diversification 35

                                                                          Emerging Markets Series
                                          ---------------------------------------------------------------------------------------
                                                 A Class             B Class                  C Class         Institutional Class
                                          -------------------    -------------------    -------------------   -------------------
                                                    6/10/96(1)              6/10/96(1)            6/10/96(1)             6/10/96(1)
                                         Year Ended     to     Year Ended      to     Year Ended      to     Year Ended     to
                                          11/30/97   11/30/96   11/30/97    11/30/96   11/30/97    11/30/96   11/30/97    11/30/96
Net asset value, beginning of period ..... $9.970     $10.000     $9.940     $10.000     $9.940     $10.000     $9.990     $10.000

Income from investment operations:
  Net investment income (loss)(2) ........  0.062       0.018     (0.020)     (0.051)    (0.019)     (0.051)     0.098       0.047
  Net realized and unrealized gain (loss)
   on investments and foreign currencies .  0.253      (0.048)     0.265      (0.009)     0.264      (0.009)     0.262      (0.057)
                                          -------      ------    -------      ------    -------      ------    -------      ------
  Total from investment operations .......  0.315      (0.030)     0.245      (0.060)     0.245      (0.060)     0.360      (0.010)
                                          -------      ------    -------      ------    -------      ------    -------      ------

Less dividends and distributions:
  Dividends from net investment income ... (0.010)       none       none        none       none        none     (0.025)       none
  Distributions from net realized gain
    on investment transactions ........... (0.075)       none     (0.075)       none     (0.075)       none     (0.075)       none
                                          -------      ------    -------      ------    -------      ------    -------      ------
  Total dividends and distributions ...... (0.085)       none     (0.075)       none     (0.075)       none     (0.100)       none
                                          -------      ------    -------      ------    -------      ------    -------      ------
Net asset value, end of period ...........$10.200      $9.970    $10.110      $9.940    $10.110      $9.940    $10.250      $9.990
                                          =======      ======    =======      ======    =======      ======    =======      ======

Total return(3) ..........................  3.19%      (0.30%)     2.48%      (0.60%)     2.48%      (0.60%)     3.64%      (0.10%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted)   $9,665     $2,518     $3,484        $282     $1,519        $199     $1,916      $3,717
  Ratio of expenses to average net assets    2.00%      2.00%      2.70%       2.70%      2.70%       2.70%      1.70%       1.70%
  Ratio of expenses to average net assets
   prior to expense limitation ...........   3.02%      4.10%      3.72%       4.80%      3.72%       4.80%      2.72%       3.80%
  Ratio of net investment income (loss)
    to average net assets ................   0.52%      0.17%     (0.18%)     (0.53%)    (0.18%)     (0.53%)     0.82%       0.47%
  Ratio of net investment income (loss)
   to average net assets prior to
   expense limitation ....................  (0.50%)    (1.93%)    (1.20%)     (2.63%)    (1.20%)      (2.63%)   (0.20%)     (1.63%)
  Portfolio turnover .....................     65%        36%        65%         36%        65%          36%       65%         36%
  Average commission rate paid(4) ........ $0.0038    $0.0073    $0.0038     $0.0073    $0.0038      $0.0073   $0.0038     $0.0073

------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of Class A shares. Does not include the contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Class B and 1% for Class C shares.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

36 for international diversification

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997
-------------------------------------------------------------------------------

Delaware Group Global & International Funds, Inc. (the "Fund") is registered as a Maryland corporation and offers six series: the International Equity Series, the Global Assets Series, the Global Bond Series, the Emerging Markets Series, the Global Equity Series and the International Small Cap Series. These financial statements and the related notes pertain to: the International Equity Series, the Global Assets Series, the Global Bond Series and the Emerging Markets Series (the "Series"). Each Series offers four classes of shares. The International Equity Series is registered as a diversified open-end investment company and the Global Assets Series, the Global Bond Series and the Emerging Markets Series are registered as non-diversified open-end investment companies under the Investment Company Act of 1940. The A Class carries a front-end sales charge of 4.75%, the B Class carries a back-end deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge.

The investment objective of each Series is as follows:

International Equity Series: To seek long-term growth without undue risk to principal by investing primarily in international equity securities with the potential for capital appreciation and income.

Global Assets Series: To seek long-term total return by investing in securities, including U.S. and foreign stocks and bonds, which, in the Manager's or Sub-Adviser's opinion, will provide higher current income than a portfolio comprised exclusively of equity securities along with the potential for capital growth.

Global Bond Series: To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

Emerging Markets Series: To seek long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

1.Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Series do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Each Series declares and pays dividends from capital gains annually and from net investment income as follows: the International Equity Series and the Global Assets Series, quarterly; the Global Bond Series, monthly; the Emerging Markets Series, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Series' average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Series' pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee which is based on its net assets less the fees paid to the unaffiliated directors for the International Equity Series, the
Global Assets Series and the Global Bond Series. The management fee for the Emerging Markets Series is calculated without consideration of amounts paid to unaffiliated directors. DIAL has entered
                                         for international diversification  37

2.Investment Management and Other Transactions with Affiliates (Continued) into a sub-advisory agreement with Delaware Management Company, Inc.
(DMC), an affiliate, with respect to the management of the Global Assets Series' investment in U.S. securities. DMC will receive from DIAL 25% of the investment management fees and other expenses for the Global Assets Series. The management fee rates are as follows:



                                                   International        Global             Global             Emerging
                                                   Equity Series     Assets Series       Bond Series        Markets Series
                                                   -------------     -------------       -----------        --------------
Management fee as a percentage of average
   daily net assets (per annum)                          .75%            .75%                .75%                1.25%



DIAL has elected to waive its fees and reimburse each Series to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expense and distribution expenses exceed 1.55% for each class of the International Equity Series, 0.95% for each class of the Global Assets and the Global Bond Series and 1.70% for each class of the Emerging Markets Series, of the average daily net assets for each Series through May 31, 1998. Total expenses absorbed by DIAL for the year ended November 30, 1997 were as follows:


                                                   International        Global             Global             Emerging
                                                   Equity Series     Assets Series       Bond Series        Markets Series
                                                   -------------     -------------       -----------        --------------

Total expenses absorbed
  by DIAL . . . . . . . .                             $12,818           $155,671           $118,348             $151,196

The Series have engaged Delaware Service Company, Inc. (DSC) and Delaware Investment Retirement Services, Inc. (DIRSI), affiliates of DMC, to provide dividend disbursing and transfer agent services for the Series. The Series have also engaged DSC to provide accounting services. For the year ended November 30, 1997, the amounts expensed for each Series were as follows:



                                                   International        Global             Global             Emerging
                                                   Equity Series     Assets Series       Bond Series        Markets Series
                                                   -------------     -------------       -----------        --------------
Dividend disbursing, transfer agent
  fees and expenses . . . . . . . .             $853,597            $69,581              $34,639              $70,172
Accounting fees  . . . .  . . . . .               67,410              5,726                5,004                5,646

On November 30, 1997, the Series had payables to affiliates as follows:


                                                   International        Global             Global             Emerging
                                                   Equity Series     Assets Series       Bond Series        Markets Series
                                                   -------------     -------------       -----------        --------------

Investment management fee payable
  to DIAL . . . . . . . . . . . . . . . . . . . .   $142,966                  $0              $6,449             $9,749
Dividend disbursing, transfer agent
 fees, accounting fees and
 other expenses payable to DSC  . . . . . . . . .     23,858                   0              10,273             93,871
Other expenses payable to DMC and affiliates  . .     69,784              34,263              20,197            202,464



Pursuant to the Distribution Agreement, each Series pays Delaware
Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended November 30, 1997, DDLP earned commissions on sales of the Class A shares for each Series as follows:


                                                   International        Global             Global             Emerging
                                                   Equity Series     Assets Series       Bond Series        Markets Series
                                                   -------------     -------------       -----------        --------------


                                                      $108,742        $12,750              $7,553              $14,310

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Series.

3. Investments
During the year ended November 30, 1997, each Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                            International        Global             Global             Emerging
                            Equity Series     Assets Series       Bond Series        Markets Series
                            -------------     -------------       -----------        --------------
Purchases . . . . . . .       $106,717,476     $11,218,339        $17,659,039          $19,652,312
Sales . . . . . . . . . . .     13,558,256      14,877,817         10,519,605            8,624,285

At November 30, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Series were as follows:


                                                   International        Global             Global             Emerging
                                                   Equity Series     Assets Series       Bond Series        Markets Series
                                                   -------------     -------------       -----------        --------------
Cost of Investments . . . . . . . . . . . . .     $209,366,390      $15,393,649          $17,319,398          $ 19,272,334
Aggregate unrealized appreciation . . . . . .     $ 33,504,416      $ 1,837,763          $   274,727          $  1,196,255
Aggregate unrealized depreciation . . . . . .      (18,701,324)        (571,611)            (473,605)           (4,123,358)
Net unrealized appreciation (depreciation). .     $ 14,803,092      $ 1,266,152          $  (198,878)         $ (2,927,103)


38 for international diversification

4. Capital Stock
Transactions in capital stock shares were as follows:




                              International Equity Series    Global Assets Series    Global Bond Series    Emerging Markets Series
                             -----------------------------------------------------------------------------------------------------
                                                                                                            Year          6/10/96*
                                      Year Ended                    Year Ended           Year Ended         Ended            to
                              11/30/97          11/30/96     11/30/97    11/30/96    11/30/97  11/30/96    11/30/97       11/30/96
                             -----------------------------------------------------------------------------------------------------
Shares sold:
  A Class. . . . . . .       6,322,583         2,918,393      256,603     691,976     251,836   269,530   1,427,852        347,106
  B Class. . . . . . .       3,317,692           491,774      163,601     331,355      65,290    54,768     469,643         28,337
  C Class. . . . . . .       1,288,076           136,101      136,936      93,322      55,133     9,529     140,946         21,568
  Institutional Class        3,519,724         1,980,425       15,591      27,341     504,713   623,108     193,572        376,121

Shares issued upon
  reinvestment of
  dividends from net
  investment income
  and net realized gain
  on investment
  transactions:
  A Class. . . . . . .         193,856           169,454       28,560      23,328      24,085    14,232       2,273            --
  B Class. . . . . . .          20,835             8,890       10,606       5,419       4,494     2,094         211            --
  C Class. . . . . . .           4,643               237        3,999         725       2,867       359         156            --
  Institutional Class           86,399            41,888        7,188      10,755      62,112    16,587       3,734            --
                            ----------        ----------     --------   ---------    --------  --------  ----------       --------
                            14,753,808         5,747,162      623,084   1,184,221     970,530   990,207   2,238,387        773,132
                            ----------        ----------     --------   ---------    --------  --------  ----------       --------

Shares repurchased:
  A Class. . . . . . .      (4,933,746)       (2,103,224)    (684,103)    (85,002)   (154,612)  (60,913)   (735,449)       (94,511)
  B Class. . . . . . .      (1,893,676)          (39,613)    (218,266)    (27,670)    (31,190)   (5,494)   (153,713)            --
  C Class. . . . . . .        (611,809)           (5,431)      (9,239)     (5,032)     (2,843)      (23)    (10,999)        (1,503)
  Institutional Class       (1,096,146)         (649,384)     (24,094)    (56,667)   (106,037) (136,850)   (382,197)        (4,154)
                            ----------        ----------     --------   ---------    --------  --------  ----------       --------
                            (8,535,377)       (2,797,652)    (935,702)   (174,371)   (294,682) (203,280) (1,282,358)      (100,168)
                            ----------        ----------     --------   ---------    --------  --------  ----------       --------
Net Increase (Decrease)      6,218,431         2,949,510     (312,618)  1,009,850     675,848   786,927     956,029        672,964
                            ==========        ==========     ========   =========    ========  ========  ==========       ========

-------------------
*Date of commencement of trading.

5. Lines of Credit
The Fund has committed lines of credit of $6.8 million for the International Equity Series, $1 million for the Global Assets Series, $200,000 for the Global Bond Series and $400,000 for the Emerging Markets Series. No amount was outstanding at November 30, 1997, or at any time during the fiscal year.

6. Foreign Exchange Contracts
A Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                                          for international diversification 39

6.Foreign Exchange Contracts (Continued)
The following forward foreign currency contracts were outstanding at November 30, 1997 for each of the Series:

                                                                In Exchange     Contract    Settlement     Unrealized
International Equity Series          Contract to Receive            For           Value        Date      (Depreciation)
----------------------------------------------------------------------------------------------------------------------
                               1,746,850 Hong Kong Dollars       $225,999       $225,974     12/1/97          ($25)

                                                                In Exchange     Contract    Settlement     Unrealized
Global Assets Series                 Contract to Receive            For           Value        Date      (Depreciation)
----------------------------------------------------------------------------------------------------------------------
                                 47,642 Hong Kong Dollars         $6,163          $6,163      12/1/97          ($0)

                                                                In Exchange     Contract    Settlement     Unrealized
Global Bond Series                   Contract to Deliver            For           Value        Date       Appreciation
----------------------------------------------------------------------------------------------------------------------
                              3,099,937 German Deutsche Marks    $1,772,000   $1,766,793      2/27/98        $5,207

7. Market and Credit Risks
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

With the exception of Emerging Markets Series, each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Emerging Markets Series may invest up to 15% in such securities. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Securities Lending
Securities on loan are required at all times to be secured by collateral at least equal to 102% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the United States. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at November 30, 1997, for the Series was as follows:

                          Market value of securities on loan    cash collateral
-------------------------------------------------------------------------------
International Equity Series       $37,454,469                  $40,083,850

9. Subsequent Event
Each Series declared dividends from net investment income and distributions from net realized gain on investment transactions payable December 30, 1997, to shareholders of record December 19, 1997. Dividends per share from net investment income were as follows:

                     International     Global        Global        Emerging
                    Equity Series   Assets Series  Bond Series   Markets Series
--------------------------------------------------------------------------------
Class A                 $0.335          $0.125        $0.040         $0.020
Class B                  0.255           0.085         0.030           --
Class C                  0.255           0.085         0.030           --
Institutional Class      0.385           0.165         0.070          0.055

Distributions from net realized gain on investment transactions for all classes were as follows:

                   International     Global        Global        Emerging
                   Equity Series  Assets Series  Bond Series   Markets Series
-----------------------------------------------------------------------------
                     $0.155          $1.230        $0.030         $0.605

40 for international diversification

Delaware Group Global & International Funds, Inc.
Report of Independent Auditors
-----------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Global & International Funds, Inc.

We have audited the accompanying statements of net assets of Delaware
Group Global & International Funds, Inc. (International Equity Series, Global Assets Series, Global Bond Series, and Emerging Markets Series) as of November 30, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's man agement. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series of Delaware Group Global & International Funds, Inc. at November 30, 1997, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               /s/ ERNST & YOUNG LLP


Philadelphia, Pennsylvania
January 5, 1998

This annual report is for the information of Global & International Funds' shareholders, but it may be used with prospective investors when preceded or accompanied by current Prospectuses for International Equity Fund and Global & International Funds, which set forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read each prospectus carefully before you invest. Summary investment results are documented in each Funds' current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors
Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer Delaware Group of Funds
Philadelphia, PA
George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania
International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by current Global & International Funds and International Equity Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. International investing has special risks that include less stable economies and governments, currency fluctuations and different accounting standards. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.


DELAWARE
GROUP
=====================
Philadelphia o London



Copy Rights Delaware Distributors, L.P.


Printed in the USA
on recycled paper

(416)
AR-034[11/97]TKO1/98


(Photo of Globes)